UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2018
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2018

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2018

Shareholder Letter...........................................................  1
Portfolio Commentary and Performance Summary
     First Trust/Dow Jones Dividend & Income Allocation Portfolio............  2
     First Trust Multi Income Allocation Portfolio...........................  7
     First Trust Dorsey Wright Tactical Core Portfolio....................... 12
Understanding Your Fund Expenses............................................. 15
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio............ 16
     First Trust Multi Income Allocation Portfolio........................... 44
     First Trust Dorsey Wright Tactical Core Portfolio....................... 54
Statements of Assets and Liabilities......................................... 55
Statements of Operations..................................................... 56
Statements of Changes in Net Assets.......................................... 57
Financial Highlights......................................................... 60
Notes to Financial Statements................................................ 63
Report of Independent Registered Public Accounting Firm...................... 77
Additional Information....................................................... 78
Board of Trustees and Officers............................................... 85
Privacy Policy............................................................... 87

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

By reading the portfolio commentary by each Fund's portfolio management team, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and/or the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.


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SHAREHOLDER LETTER
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust Variable Insurance Trust (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2018, including a market overview and performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I wrote in my June 2018 letter, investors were hoping for another strong year in the markets for 2018. For the entire year, however, increased market volatility was the norm for U.S. and global markets. Despite the volatility, August was a strong month for stocks, and the Dow Jones Industrial Average ("DJIA") finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter. Yet, in October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the month. However, investors cheered as November ended, and the DJIA climbed 617 points (2.5%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and the MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively.

Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the "Fed") raised interest rates in March, June and September. At their September meeting, the Fed indicated the possibility of one additional rate hike in 2018 and three more in 2019. At their November meeting, the Fed did not raise interest rates. However, at their December 19 meeting, the Fed did raise interest rates by 25 basis points. Analysts and investors will be watching to see what the Fed does with rates in 2019.

While trade tensions have had an impact on markets around the world and could continue to do so in the future, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY
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          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2018, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") Class I Shares returned -4.92% versus -3.60% for the Blended Benchmark: 50% Russell 3000(R) Index and 50% Bloomberg Barclays U.S Corporate Investment-Grade Index. As of December 31, 2018, the total investments for the Fund were allocated as follows: Equities, 54.3% and Fixed Income, 45.7%.

EQUITIES COMMENTARY

U.S. equity markets were volatile in the first quarter of 2018 with the Russell 3000(R) Index declining -0.64%. The index rallied 5.27% in January, however the market quickly changed course in early February as stronger than expected January wage growth led to speculation that the Federal Reserve (the "Fed") might tighten monetary policy at an accelerated pace. Other headwinds included U.S. President Donald Trump's March announcement of additional tariffs on $60 billion worth of Chinese exports to the U.S., citing Chinese theft of intellectual property. The new policy, combined with Chinese retaliatory measures, sparked fears of an escalating trade conflict causing uncertainty and volatility which continued into the second quarter. Despite the ongoing trade tensions, the solid fundamental backdrop helped investors earn decent equity returns as the Russell 3000(R) Index showed a 3.89% gain in the second quarter of 2018. Energy was the best performing sector during the second quarter as the rally in crude oil prices elevated the sector to the top. Domestic macroeconomic reports released during the second quarter generally evidenced broad based economic strength. According to the June payroll release, the U.S. labor market added a greater than expected 218,000 jobs during May, with stronger than expected wage growth of 2.70% year over year. U.S. equity markets continued to show strength in the third quarter of 2018 as the Russell 3000(R) Index gained 7.12%. Investors focused on the robust U.S. economy with new jobs added, wage growth, and another quarter of solid earnings reports. Health care was the strongest sector for the quarter as the Russell 3000(R) Health Care Index climbed 13.61%. After gaining 10.57% during the first three quarters of 2018, U.S. equities reversed course as the Russell 3000(R) Index returned -14.30% in the fourth quarter. The Fed's Chairman Jerome Powell's comments about interest rates being "a long way from neutral", as well as the uncertainty of both the U.S. mid-term elections and the ongoing trade dispute with China, all contributed to the Russell 3000(R) Index suffering its most significant quarterly decline since third quarter 2011. Energy and Technology took the biggest blows with the Russell 3000(R) Energy Index declining -25.76% and the Russell 3000(R) Technology Index declining -17.89% during the quarter. This benefited the Fund on a relative performance basis as it was underweight in both sectors.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The selection process is focused on identifying stocks exhibiting dividend strength, capital strength and price stability. This process resulted in overweight positions in Financials, Industrials, Consumer Staples and Consumer Discretionary stocks, while Health Care, Information Technology, Communication Services, Energy and Real Estate stocks were underweight.

Of the eleven GICS sectors, six had a positive total attribution effect (allocation effect combined with selection effect), four had a negative total attribution effect and one was flat. The Energy sector had a positive allocation effect while Health Care, Industrials, Financials and Information Technology had a negative allocation effect. Four sectors had a positive selection effect:
Financials, Industrials, Consumer Staples and Communication Services. Two sectors had a negative selection effect: Consumer Discretionary and Information Technology. The equity portion of the Fund benefited from a positive selection effect but was hindered by a negative allocation effect.

The Energy sector was the largest overall contributor to relative performance. The equity portion of the Fund was underweight the worst performing sector in the benchmark, which led to a positive allocation effect and an overall relative outperformance for the sector. The Fund had positions in Exxon Mobil Corp., Phillips 66 and Valero Energy Corp.

The Health Care sector was the biggest detractor from relative performance. The equity portion of the Fund was underweight the best performing sector in the Russell 3000(R) Index, which led to a negative allocation effect and an overall relative underperformance for the sector.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

Relative to the Russell 3000(R) Index, the equity portion of the Fund also outperformed in the Consumer Staples, Financials and Communication Services sectors. The Fund was overweight the slightly underperforming Consumer Staples sector resulting in a flat allocation effect, but the relative performance for the sector was helped by positive stock selection. In the Financials sector, the Fund was overweight the underperforming sector resulting in a negative allocation effect, however the Fund's positions in the sector outperformed the benchmark's positions resulting in a positive selection effect. In the Communication Services sector, the Fund was underweight the market-performing sector resulting in a flat allocation effect, however the Fund's positions in the sector outperformed the benchmark's positions resulting in a positive selection effect.

The equity portion of the Fund's top five contributors to performance were WD-40 Co., Validus Holdings, Ltd., Exponent, Inc., CME Group Inc. and Church & Dwight Co., Inc. The top five detractors from performance were Big Lots, Inc., BWX Technologies, Inc., ProAssurance Corp., Principal Financial Group, Inc. and Ingredion Inc.

Heading into 2019, we believe the overall state of the economy remains strong from employment and wage markets, to corporate earnings, gross domestic product growth ("GDP") and industrial production. While trade risks exist, lower taxes and growing corporate earnings along with GDP growth should continue to drive U.S. demand.

FIXED-INCOME COMMENTARY

The investment-grade corporate bond market experienced a major sell-off during 2018. Spreads widened dramatically against a backdrop of fear about elevated corporate leverage, slowing global growth and earnings, deterioration in the buyer base, and tightening financial conditions.

For the 12-month period ended December 31, 2018, corporate bonds underperformed Treasuries. As measured by the Bloomberg Barclays U.S. Corporate Investment-Grade Index, spreads widened by 60 basis points ("bps") to 153 bps at year end. Investment-grade corporate bonds had a negative total return for the year as the widening in credit spreads, along with the move higher in Treasury rates, more than offset the carry provided by corporate bonds.

Despite a period of strength during the summer of 2018, credit spreads saw a slow and steady leak all year, with the widening gathering speed during the fourth quarter. We believe the Fed's Chairman Powell's poorly received December 2018 press conference was the catalyst for the year-end financial market sell-off, but underlying support for investment-grade credit was already pressured. The fundamental backdrop has been strong for several years, supporting robust earnings and cash flow - but this, along with a prolonged period of low interest rates, has led corporations to increase leverage. As the U.S. expansion has progressed, concerns about how companies with elevated leverage will fare during the next downturn have grown. Such fears have been exacerbated over the past year by slowing overseas growth, political dysfunction at home, and by the overhang of trade friction with China and Brexit. Valuation has also been a concern, as the market came into 2018 at spread levels that appeared somewhat stretched by historic standards. Such a valuation was sustainable over the past several years due to the strong demand arising from a global reach for yield, but as the Fed's rate hiking cycle has progressed, a flatter yield curve has increased the relative value of cash-like assets - and higher currency hedging costs have made U.S. investment grade much less attractive compared with local currency alternatives for offshore investors.

The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage and revenue growth rates. This process resulted in overweight positions in Banking, Electric, and Transportation bonds, while Consumer Non-Cyclical, Communications, and Real Estate Investment Trusts were the largest underweights.

The total return for the fixed-income portion of the Fund outperformed the Bloomberg Barclays U.S. Corporate Investment-Grade Index. Yield curve changes had a positive effect on relative performance. Treasury yields increased during the year with short-term yields leading the way. The result was a dramatically flatter yield curve. The portfolio maintained a moderate duration underweight throughout the period, with the underweight primarily at the front-end of the curve. Among credit quality and maturity cohorts, underweights in lower credit quality (the BBB credit rating category) and in long credit duration (the 25+ year maturity bucket) added the most to relative return.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

Among the 18 fixed-income industry groups, twelve had positive contributions to relative performance from allocation decisions. The allocations to Treasury securities and to Government Owned, No Guarantee were additional positive contributors. Allocations to Consumer Non-Cyclical, Communications, and Technology had the greatest positive impacts. Allocations to Banking, Electric, and Energy had the greatest negative impacts. Overall, the allocation effect had a net positive impact on relative performance.

As weighted by percent of market value, security selection within the top three issuer allocations held in the fixed-income portion of the Fund contributed to relative performance. Overall security selection added to relative performance as well. Issuer allocation also contributed to relative performance, though it was hurt somewhat by the Fund's overweight in Banking.

As we begin 2019, we have a near-term positive outlook for credit spreads given the severe credit spread widening experienced toward the end of 2018. Simply put, the market enters 2019 at valuations that make sense given our base-case outlook for economic and earnings growth to slow, but not reverse, during the upcoming year, in our view. Moreover, we are seeing a trend toward slightly lower leverage for the investment grade credit market. This is the result of earnings growing faster than debt. That said, against the backdrop of a less forgiving credit market, the negative impact on a company's credit spreads of poor operating performance has dramatically increased as late-cycle concerns increase, in our opinion. As such, we expect the importance of issuer selection to be even more important during the upcoming year than usual. Moreover, the headwinds of trade, Brexit, the U.S. Federal government shutdown, slowing global growth, and the gradual removal of global quantitative easing will be tough for financial markets to navigate smoothly. As a result, the more cautious outlook we had for 2018 shifts to one of heighted concern as we look further into the new year and beyond. Accordingly, our focus for the portfolio will be on our process -- and on issuers and sectors with credit profiles well suited to weather the upcoming challenges.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2018
                                                                               1 YEAR         5 YEAR      SINCE INCEPTION
                                                                INCEPTION      ANNUAL         ANNUAL      AVERAGE ANNUAL
                                                                  DATE      TOTAL RETURN   TOTAL RETURN    TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS I                                           5/1/12       -4.92%          5.83%          6.92%
Blended Benchmark (a)                                                         -3.60%          5.74%          7.24%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                  -2.51%          3.28%          3.16%
Russell 3000(R) Index (c)                                                     -5.24%          7.91%         11.11%
Secondary Blended Benchmark (d)                                               -3.61%          5.82%          7.34%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)               -2.69%          3.26%          3.21%
Dow Jones U.S. Total Stock Market Index(SM) (f)                               -5.30%          7.85%         11.03%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                             1 YEAR       SINCE INCEPTION
                                                                INCEPTION                    ANNUAL        AVERAGE TOTAL
                                                                  DATE                    TOTAL RETURN     TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS II                                          5/1/14                      -4.60%          6.03%
Blended Benchmark (a)                                                                        -3.60%          5.41%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                                 -2.51%          2.54%
Russell 3000(R) Index (c)                                                                    -5.24%          8.01%
Secondary Blended Benchmark (d)                                                              -3.61%          5.51%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                              -2.69%          2.57%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                              -5.30%          7.94%
-------------------------------------------------------------------------------------------------------------------------

(a) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns.

(b) Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            May 1, 2012 - December 31, 2018

                                                    Bloomberg                               Dow Jones
                 First Trust/Dow                  Barclays U.S.                            Equal Weight     Dow Jones
                Jones Dividend &                    Corporate       Russell   Secondary    U.S. Issued      U.S. Total
                Income Allocation     Blended    Investment-Grade   3000(R)    Blended    Corporate Bond   Stock Market
               Portfolio - Class I   Benchmark        Index          Index    Benchmark     Index(SM)       Index(SM)
5/1/2012             $10,000          $10,000        $10,000        $10,000    $10,000       $10,000         $10,000
6/30/2012             10,020            9,925         10,135          9,701      9,933        10,152           9,702
12/31/2012            10,438           10,495         10,636         10,331     10,519        10,677          10,322
6/30/2013             10,904           11,026         10,273         11,784     11,047        10,290          11,786
12/31/2013            11,770           12,055         10,472         13,798     12,088        10,523          13,777
6/30/2014             12,318           12,823         11,067         14,756     12,844        11,083          14,733
12/31/2014            12,951           13,269         11,254         15,531     13,336        11,336          15,493
6/30/2015             12,989           13,350         11,150         15,832     13,409        11,215          15,790
12/31/2015            12,962           13,286         11,177         15,606     13,402        11,315          15,559
6/30/2016             13,806           14,046         12,035         16,171     14,214        12,239          16,110
12/31/2017            14,484           14,554         11,859         17,592     14,672        11,975          17,521
6/30/2017             15,285           15,478         12,310         19,163     15,592        12,395          19,093
12/31/2017            16,436           16,531         12,621         21,309     16,643        12,691          21,228
6/30/2018             16,306           16,529         12,208         21,995     16,638        12,239          21,916
12/31/2018            15,628           15,936         12,304         20,191     16,042        12,350          20,101

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


------------------------------------------------------
                                            % OF TOTAL
TOP EQUITY HOLDINGS                        INVESTMENTS
------------------------------------------------------
Starbucks Corp.                                0.5%
Church & Dwight Co., Inc.                      0.5
CME Group, Inc.                                0.5
Procter & Gamble (The) Co.                     0.5
Cracker Barrel Old Country Store, Inc.         0.4
Hormel Foods Corp.                             0.4
OGE Energy Corp.                               0.4
Omnicom Group, Inc.                            0.4
WD-40 Co.                                      0.4
NextEra Energy, Inc.                           0.4
------------------------------------------------------
  Total                                        4.4%
                                             ======

------------------------------------------------------
                                            % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER        INVESTMENTS
------------------------------------------------------
Bank of America Corp.                          2.1%
U.S. Government                                2.0
Citigroup, Inc.                                2.0
Goldman Sachs Group (The), Inc.                1.9
JPMorgan Chase & Co.                           1.9
Morgan Stanley                                 1.4
Wells Fargo & Co.                              1.3
UnitedHealth Group, Inc.                       0.9
Apple, Inc.                                    0.8
Home Depot (The), Inc.                         0.7
------------------------------------------------------
  Total                                       15.0%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                            5.8%
AA+                                            1.7
AA                                             6.1
AA-                                            9.1
A+                                            15.0
A                                             20.5
A-                                            15.9
BBB+                                           9.6
BBB                                           12.8
BBB-                                           3.4
A-2 (short-term)                               0.1
------------------------------------------------------
  Total                                      100.0%
                                             ======

------------------------------------------------------
                                            % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  16.3%
  Industrials                                 11.7
  Consumer Discretionary                       6.4
  Information Technology                       5.8
  Consumer Staples                             5.1
  Materials                                    2.1
  Utilities                                    1.7
  Communication Services                       1.6
  Health Care                                  1.5
  Real Estate                                  1.2
  Energy                                       0.9
------------------------------------------------------
Total Common Stocks                           54.3
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                  14.4
  Utilities                                    5.2
  Health Care                                  3.9
  Industrials                                  3.5
  Energy                                       3.4
  Information Technology                       3.2
  Consumer Staples                             2.6
  Communication Services                       2.5
  Consumer Discretionary                       1.0
  Materials                                    1.0
------------------------------------------------------
Total Corporate Bonds & Notes                 40.7
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                   1.6
  Energy                                       0.7
  Health Care                                  0.2
  Materials                                    0.2
  Communication Services                       0.1
  Utilities                                    0.1
  Industrials                                  0.1
  Information Technology                       0.0*
------------------------------------------------------
Total Foreign Corporate Bonds & Notes          3.0
------------------------------------------------------
U.S. Government Bonds & Notes                  2.0
------------------------------------------------------
Commercial Paper:
  Utilities                                    0.0*
------------------------------------------------------
Total Commercial Paper                         0.0*
------------------------------------------------------
    Total                                    100.0%
                                             ======

* Amount is less than 0.1%.

(1) The credit quality and ratings information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2018, the First Trust Multi Income Allocation Portfolio (the "Fund") Class I Shares returned -4.44% versus -1.82% for the Broad Blended Benchmark (60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% Russell 3000(R) Index) and -3.56% for the Multi Asset Class Blended Benchmark (15% Russell 3000(R) Index; 8% ICE BofAML Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofAML U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg Barclays U.S. Corporate Investment-Grade Index; 8% ICE BofAML U.S. MBS Index; and 8% ICE BofAML U.S. Inflation-Linked Treasury Index).

The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities ("MBS") and Treasury Inflation Protected Securities ("TIPS"). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2018, the dividend-paying securities were the highest-weighted asset class, while the high yield asset class was the lowest-weighted asset class. As of December 31, 2018, the Fund held approximately 2.7% in cash. The following asset classes had the most positive impact on the overall Fund performance: MBS and TIPS, while the following asset classes had the most negative impact on the overall Fund performance: MLPs and dividend-paying stocks.

Dividend-paying stocks returned -3.66% (Gross of Fees) for the year ended December 31, 2018 and represented 18.0% of the portfolio as of December 31, 2018. After a relatively calm 2017 in equity markets, volatility returned in 2018 especially in the fourth quarter. The end result for U.S. equity markets was the first down year since 2008. The first three quarters of 2018 were essentially a continuation of 2017 with growth significantly outperforming value. The Russell 3000(R) Growth Index returned 17.0% through the third quarter compared to 4.2% for the Russell 3000(R) Value Index. This was a tough period for the portfolio as dividend paying stocks tend to lean more toward the value side of the market. The portfolio lagged its benchmark in the first two quarters of the year and modestly outperformed the benchmark in the third quarter. Roles were reversed in the fourth quarter as value outperformed growth by over 400 basis points ("bps") (-12.3% vs -16.3%) amid concern about the ongoing trade war, the Federal Reserve's (the "Fed") monetary policy and global economic growth. Additionally, the low volatility factor and dividend yield factors were top performers in the fourth quarter which was a benefit to the portfolio given the portfolio objective. In breaking down portfolio performance, stock selection was the primary driver of outperformance as sector allocation was a drag on relative performance. Communication services, health care, energy and consumer staples were all sectors with strong stock selection. Financials and information technology were the only sectors to suffer a notable stock selection drag. Overweights in the cyclical sectors of industrials, energy and materials were a drag from a sector allocation perspective. An overweight to health care was a notable positive contributor on an allocation basis.

The preferred stocks returned -4.81% (Gross of Fees) for the year ended December 31, 2018 and represented 7.1% of the portfolio as of December 31, 2018. The performance of preferred securities had a negative impact on the overall performance of the Fund. The preferred and hybrid securities market was adversely affected by the rise in the long end of the U.S. Treasury yield curve and an increase in geopolitical risks. The largest detractor to the Fund's preferred allocation was exposure to $25 par securities which were negatively impacted by rising interest rates and a technical sell-off driven by general outflows from preferred securities funds and year-end tax loss selling.

The energy infrastructure companies and MLPs returned -11.72% (Gross of Fees) for the year ended December 31, 2018 and represented 15.3% of the portfolio as of December 31, 2018. The performance of the equity securities of energy infrastructure companies underperformed the overall performance of the Fund. Negative sentiment across the entire energy sector and a regulatory change weighed on the pipeline-related MLPs that more than offset the positive contribution from the regulated utilities in the portfolio.

REITs returned -3.31% (Gross of Fees) for the year ended December 31, 2018 and represented 11.9% of the portfolio as of December 31, 2018. REITs outperformed the broader market during 2018. Evaluation of the REIT sector's performance should consider the Fed financial conditions and the risk on/off swings in the market. Throughout the year, the 30-Year Treasury yield increased 28 bps to 3.02%, likely diminishing investor sentiment in the sector. During the fourth

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


quarter, REITs benefitted from defensive sentiment, achieving relative positive performance against the market while investors sought safety. As the market sell-off diminished growth opportunities, REITs' steady cash flows and inexpensive valuations provided investors with an outlet to de-risk portfolios, driving strong relative outperformance during the quarter. Within the portfolio, sector allocation diminished the portfolio's returns relative to its asset class benchmark. Underperformance was largely due to an overweight allocation to Hotel & Resort REITs which was the second worst performing sector in the index. Selection and interaction of Office REIT securities also lagged the benchmark. Stock selection in aggregate was beneficial to relative performance. Specifically, relative performance was most aided by selection within Retail REITs and Health Care REITs. The best performing equities by contribution to return were STORE Capital Corp.; National Retail Properties, Inc.; and Omega Healthcare Investors, Inc. The worst performing equities were QTS Realty Trust, Inc.; Highwoods Properties, Inc.; and SL Green Realty Corp.

High-yield bonds returned -2.28% (Gross of Fees) for the year ended December 31, 2018 and represented 6.0% of the portfolio as of December 31, 2018. High-yield bond spreads over U.S. Treasuries were rangebound for the first 10 months of the year, but ended 2018 at T+534 bps, a widening of 171 bps during the year. Given the recent widening, spreads are in-line with the historic average (the long-term average spread over U.S. Treasuries is T+573 bps, December 1997 - December 2018) and we believe there is room for tightening throughout the remaining cycle given that spreads are significantly wider than the lowest spreads experienced in the previous business cycle (T+245 bps in May 2007). Moreover, the high-yield bond default rate remains low at 1.81% within the JP Morgan High-Yield Bond Universe. This remains well below the long-term average default rate of 3.17% (March 1999 - December 2018). We believe the low default rate is reflective of the sound financial condition of most companies in the high-yield market and the supporting backdrop of a healthy macroeconomic environment.

Floating-rate loans returned -1.25% (Gross of Fees) for the year ended December 31, 2018 and represented 15.2% of the portfolio as of December 31, 2018. Performance was impacted by the risk-off tone from equities, driven by mounting fears regarding the pace of rate hikes by the Fed, a potential trade war between the U.S. and China, oil prices falling 38% and concerns over slowing global growth. Senior loan spreads over 3-month London Interbank Offered Rate ("LIBOR") were rangebound for the first 10 months of the year but ended 2018 at L+551 bps, a widening of 146 bps during the year. Given the recent widening, spreads compare favorably to the pre-credit crisis average spread of L+372 bps (December 1997 - June 2007) as well as the long-term average spread of L+515 bps (December 1997 - December 2018). Meanwhile, fundamental performance remained sound, as the senior loan default rate declined to 1.63% within the S&P/LSTA Leveraged Loan Index from 2.05% entering 2018. The current default rate remains well below the 2.97% long-term average default rate dating back to March 1999.

Corporate bonds returned -3.05% (Gross of Fees) for the year ended December 31, 2018 and represented 7.3% of the portfolio as of December 31, 2018. The investment-grade corporate bond market experienced a major sell-off during 2018. Spreads widened dramatically against a backdrop of fear about elevated corporate leverage, slowing global growth and earnings, deterioration in the buyer base, and tightening financial conditions. For the 12-month period ended December 31, 2018, corporate bonds underperformed Treasuries. As measured by the Bloomberg Barclays U.S. Corporate Investment-Grade Index, spreads widened by 60 bps to 153 bps at year-end. Investment-grade corporate bonds had a negative total return for the year as the widening in credit spreads, along with the move higher in Treasury rates, more than offset the carry provided by corporate bonds.

The MBS asset class returned 2.08% (Gross of Fees) for the year ended December 31, 2018 and represented 9.7% of the portfolio as of December 31, 2018. The MBS sleeve improved performance by allocating a portion of its overall duration budget in longer maturity U.S. Treasury securities and benefited from a flatter yield curve. Overall, the Fund continues to manage its duration defensively with a focus on higher coupon Agency MBS, elevated cash balances as well as maintaining exposure to U.S. Treasury securities.

TIPS returned -1.42% (Gross of Fees) for the year ended December 31, 2018 and represented 9.5% of the portfolio as of December 31, 2018. Monthly readings of inflation were generally well behaved during 2018 and this contributed to fairly stable inflation expectation over the first three quarters. As the fourth quarter began, concerns over U.S. and China trade, weaker economic activity in Europe, and rising geopolitical risks contributed to broad-based flight to

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


safety. These factors, in addition to a $30 drop in WTI crude prices (-40%), helped drive inflation expectations significantly lower. As a result, U.S. TIPS underperformed nominal Treasury bonds by 222 bps for the year as measured by the ICE BofAML US Inflation-Linked Treasury Index, with all of the underperformance occurring in the fourth quarter. The 5-year TIPS breakeven tightened 39 bps during the year while the 10-year breakeven tightened 23 bps. Portfolio performance was broadly in line with the benchmark, achieving some outperformance through security selection in front-end bonds.

INVESTMENT CLIMATE

Aside from the tariff conflict between the U.S. and its major trading partners, one of the top stories in 2018 was the acceleration of U.S. gross domestic product ("GDP") growth, in our opinion. In July 2018, the U.S. entered its tenth year of the current economic recovery. Not only is this recovery nearly twice the length of the average U.S. expansion (58.4 months or roughly five years) since the end of World War II (1945-2009), we believe it is strengthening. We noted last year that the passage of the Tax Cuts and Jobs Act of 2017 in December 2017 could potentially boost economic activity in the U.S. moving forward and we believe that it has. It is reflected in the first three quarters of annualized real U.S. GDP growth in 2018: 2.2% (first quarter); 4.2% (second quarter) and 3.4% (third quarter), according to data from the Bureau of Economic Analysis. U.S. economic growth in the second and third quarters of 2018 were the highest registered since the third quarter of 2014. Brian Wesbury, Chief Economist at First Trust Advisors L.P., is forecasting 3.0% U.S. economic growth in 2019. Wesbury believes that the benefits to growth from the cut in the corporate tax rate and less regulation in the U.S. are going to take years to play out.

We also noted last year that companies were expected to begin repatriating overseas profits to the U.S. Data from the Commerce Department indicates that U.S. corporations repatriated $294.9 billion in the first quarter of 2018, $183.7 billion in the second quarter of 2018 and $92.7 billion in the third quarter of 2018 (most recent data), according to Bloomberg. The $92.7 billion reported for the third quarter was up from $55.1 billion in the third quarter of 2017 - before the new tax law was passed in December 2018. U.S. multinationals have offshore cash and equivalent holdings totaling an estimated $2.5 trillion, according to the American Action Forum. That is a lot of dry powder that companies can potentially tap moving forward, in our opinion.

The Fed raised the federal funds target rate (upper bound) four times in 2018. The Fed has raised this rate a total of nine times in the current tightening cycle that commenced in December 2015. Over that span, the rate has increased from 0.25% to 2.50%. While up significantly from where it stood three years ago, it is still well below its 30-year average of 3.18%, according to Bloomberg. Wesbury has been steadfast in saying that Fed monetary policy is not tight at current levels, just less loose. Fed Chairman Jerome Powell announced on January 4, 2019, that the Fed will be adopting a "patient" approach to tightening monetary policy moving forward. One of the things the Fed has not had to worry much about is higher inflation. The rate of inflation, as measured by the Consumer Price Index ("CPI"), decreased from 2.1% on December 31, 2017 to 1.9% on December 31, 2018, according to data from the Bureau of Labor Statistics. From 1926-2018, the CPI has averaged 3.0%. We believe a relatively stable interest rate climate in 2019 would be a welcome sight for income-oriented investors. The chances of it coming to fruition could improve if inflation remains subdued, in our view.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2018
                                                                                             1 YEAR       SINCE INCEPTION
                                                                INCEPTION                    ANNUAL       AVERAGE ANNUAL
                                                                  DATE                    TOTAL RETURN     TOTAL RETURN

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS I          5/1/14                       -4.44%          2.47%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS II         5/1/14                       -4.11%          2.72%
Broad Blended Benchmark (a)                                                                   -1.82%          4.58%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                                               0.01%          2.07%
Russell 3000(R) Index (c)                                                                     -5.24%          8.01%
Multi Asset Class Blended Benchmark (d)                                                       -3.56%          2.40%
-------------------------------------------------------------------------------------------------------------------------

(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000(R) Index (40%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S.dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%), ICE BofAML Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofAML U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofAML U.S. MBS Index (8%), and ICE BofAML U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      May 1, 2014 - December 31, 2018

                First Trust Multi       Broad      Bloomberg Barclays
                Income Allocation      Blended       Barclays U.S.       Russell 3000(R)   Multi Asset Class
               Portfolio -- Class I   Benchmark   Aggregate Bond Index        Index        Blended Benchmark
5/1/2014             $10,000           $10,000          $10,000              $10,000            $10,000
6/30/2014             10,320            10,245           10,096               10,470             10,334
12/31/2014            10,457            10,582           10,294               11,020             10,428
6/30/2015             10,383            10,667           10,284               11,234             10,278
12/31/2015            10,119            10,662           10,354               11,073              9,933
6/30/2016             10,900            11,168           10,904               11,474             10,744
12/31/2016            11,057            11,384           10,628               12,483             10,958
6/30/2017             11,437            11,942           10,869               13,598             11,299
12/31/2017            11,725            12,556           11,004               15,121             11,585
6/30/2018             11,611            12,601           10,826               15,608             11,681
12/31/2018            11,205            12,328           11,006               14,328             11,173

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  15.1%
First Trust Tactical High Yield ETF            6.1
iShares iBoxx $ Investment Grade Corporate
   Bond ETF                                    6.1
First Trust Preferred Securities and
   Income ETF                                  5.3
iShares MBS ETF                                3.5
Enterprise Products Partners, L.P.             1.8
First Trust Institutional Preferred
   Securities and Income ETF                   1.8
iShares Floating Rate Bond ETF                 1.4
Magellan Midstream Partners, L.P.              1.2
Enbridge, Inc.                                 1.0
------------------------------------------------------
    Total                                     43.3%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds                         40.2%
Common Stocks:
  Energy                                       4.3
  Information Technology                       4.0
  Health Care                                  3.6
  Utilities                                    3.3
  Financials                                   2.2
  Consumer Discretionary                       2.0
  Consumer Staples                             1.6
  Industrials                                  1.6
  Materials                                    0.7
  Communication Services                       0.5
------------------------------------------------------
Total Common Stocks                           23.8
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  11.9
------------------------------------------------------
Total Real Estate Investment Trusts           11.9
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       8.2
  Utilities                                    1.0
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships              9.5
------------------------------------------------------
U.S. Government Bonds & Notes                  9.5
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  4.9
------------------------------------------------------
U.S. Treasury Bills                            0.1
------------------------------------------------------
Mortgage-Backed Securities                     0.1
------------------------------------------------------
Asset-Backed Securities                        0.0*
------------------------------------------------------
    Total                                    100.0%
                                             ======

* Amount is less than 0.1%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

For the year ended December 31, 2018, the First Trust Dorsey Wright Tactical Core Portfolio (the "Fund") Class I Shares returned -8.00% versus -2.35% for the Broad Blended Benchmark: 60% S&P 500(R) Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in exchange-traded funds ("ETFs") and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the "Index"). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

The Index is owned and was developed by Dorsey, Wright & Associates (the "Index Provider"). The Index is constructed pursuant to the Index Provider's proprietary methodology, which takes into account the performance of four distinct assets classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities;
(ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. ("Nasdaq") to calculate and maintain the Index.

The Index will utilize the Dynamic Asset Level Investing ("DALI") asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class's market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.

PERFORMANCE REVIEW

The Fund began 2018 with the following allocations to the four asset classes: domestic equity securities (74.3%), international equity securities (4.9%), fixed income securities (18.8%), and cash (2.0%). Throughout 2018, the DALI asset allocation to the four asset classes remained largely the same. At the end of 2018, the Fund had the following allocations: domestic equity securities (70.5%), international equity securities (5.1%), fixed income securities (22.8%), and cash (1.6%).

The Fund's largest holdings contributing to performance in 2018 were the First Trust Dow Jones Internet Index Fund and First Trust Mid Cap Core AlphaDEX(R) Fund. The Fund's largest holdings detracting from performance were the First Trust NYSE Arca Biotechnology Index Fund and the First Trust Mid Cap Growth AlphaDEX(R) Fund.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2018
                                                                                              1 YEAR      SINCE INCEPTION
                                                                INCEPTION                     ANNUAL      AVERAGE ANNUAL
                                                                  DATE                     TOTAL RETURN    TOTAL RETURN

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS I     10/30/15                      -8.00%          2.57%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS II    10/30/15                      -7.77%          2.81%
Broad Blended Benchmark (a)                                                                   -2.35%          5.80%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                                               0.01%          1.76%
S&P 500(R) Index (c)                                                                          -4.38%          8.30%
-------------------------------------------------------------------------------------------------------------------------

(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500(R) Index (60%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         October 30, 2015 - December 31, 2018

               First Trust Dorsey Wright      Broad     Bloomberg Barclays
               Tactical Core Portfolio -     Blended      U.S. Aggregate     S&P 500(R)
                        Class I             Benchmark       Bond Index         Index
10/30/15                $10,000              $10,000         $10,000          $10,000
12/31/15                  9,940                9,900           9,941            9,872
6/30/16                   9,807               10,347          10,469           10,251
12/31/16                 10,035               10,722          10,204           11,053
6/30/17                  10,773               11,417          10,436           12,085
12/31/17                 11,791               12,246          10,565           13,465
6/30/18                  12,317               12,368          10,394           13,822
12/31/18                 10,838               11,957          10,567           12,875

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
------------------------------------------------------
First Trust Large Cap Growth AlphaDEX(R)
   Fund                                        9.8%
First Trust Mid Cap Growth AlphaDEX(R) Fund    9.2
First Trust NASDAQ-100-Technology Sector
   Index Fund                                  9.1
First Trust Small Cap Growth AlphaDEX(R)
   Fund                                        9.1
First Trust Technology AlphaDEX(R) Fund        8.9
First Trust Health Care AlphaDEX(R) Fund       8.7
First Trust Dow Jones Internet Index Fund      8.7
First Trust NYSE Arca Biotechnology Index
   Fund                                        8.2
iShares Core U.S. Aggregate Bond ETF           7.2
SPDR Nuveen Bloomberg Barclays Municipal
   Bond ETF                                    4.1
------------------------------------------------------
    Total                                     83.0%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2018.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING     ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE       7/1/2018-          VALUE         VALUE       7/1/2018-      EXPENSE
                                    7/1/2018     12/31/2018  12/31/2018 (a)      7/1/2018     12/31/2018  12/31/2018 (a)  RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------  ----------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
    Class I                        $1,000.00      $ 958.40      $ 5.92          $1,000.00     $1,019.16      $ 6.11         1.20%
    Class II                       $1,000.00      $ 959.80      $ 4.69          $1,000.00     $1,020.42      $ 4.84         0.95%

First Trust Multi Income Allocation
  Portfolio (c)
    Class I                        $1,000.00      $ 965.00      $ 4.11          $1,000.00     $1,021.02      $ 4.23         0.83%
    Class II                       $1,000.00      $ 966.30      $ 2.83          $1,000.00     $1,022.33      $ 2.91         0.57%

First Trust Dorsey Wright Tactical
  Core Portfolio (c)
    Class I                        $1,000.00      $ 879.90      $ 3.51          $1,000.00     $1,021.48      $ 3.77         0.74%
    Class II                       $1,000.00      $ 880.40      $ 2.32          $1,000.00     $1,022.74      $ 2.50         0.49%


(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2018 through December 31, 2018), multiplied by 184/365 (to reflect the six-month period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

(c) Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS - 53.7%

             AEROSPACE & DEFENSE - 2.2%
     50,297  BWX Technologies, Inc........................................................  $   1,922,854
     15,365  General Dynamics Corp........................................................      2,415,531
     33,964  HEICO Corp...................................................................      2,631,531
     46,913  Hexcel Corp..................................................................      2,689,991
     12,283  Huntington Ingalls Industries, Inc...........................................      2,337,578
      9,911  Northrop Grumman Corp........................................................      2,427,204
     15,219  Raytheon Co..................................................................      2,333,834
                                                                                            -------------
                                                                                               16,758,523
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.6%
     42,777  Expeditors International of Washington, Inc..................................      2,912,686
     13,062  FedEx Corp...................................................................      2,107,292
                                                                                            -------------
                                                                                                5,019,978
                                                                                            -------------
             AIRLINES - 0.3%
     50,369  Southwest Airlines Co........................................................      2,341,151
                                                                                            -------------
             AUTO COMPONENTS - 0.7%
    146,574  Gentex Corp..................................................................      2,962,260
     21,695  Lear Corp....................................................................      2,665,448
                                                                                            -------------
                                                                                                5,627,708
                                                                                            -------------
             BANKS - 4.7%
     96,191  BancorpSouth Bank............................................................      2,514,433
     39,860  Bank of Hawaii Corp..........................................................      2,683,375
     50,593  Banner Corp..................................................................      2,705,714
     75,903  Cathay General Bancorp.......................................................      2,545,027
    112,138  CenterState Bank Corp........................................................      2,359,383
     50,022  Commerce Bancshares, Inc.....................................................      2,819,740
     51,504  Community Bank System, Inc...................................................      3,002,683
     70,212  First Interstate BancSystem, Inc., Class A...................................      2,566,951
     69,914  First Merchants Corp.........................................................      2,395,953
     54,185  Heartland Financial USA, Inc.................................................      2,381,431
     23,097  PNC Financial Services Group (The), Inc......................................      2,700,270
     38,358  South State Corp.............................................................      2,299,562
     68,693  Synovus Financial Corp.......................................................      2,197,489
     59,561  US Bancorp...................................................................      2,721,938
                                                                                            -------------
                                                                                               35,893,949
                                                                                            -------------
             BEVERAGES - 0.7%
     14,587  Constellation Brands, Inc., Class A..........................................      2,345,882
     28,134  PepsiCo, Inc.................................................................      3,108,244
                                                                                            -------------
                                                                                                5,454,126
                                                                                            -------------
             BUILDING PRODUCTS - 0.7%
     34,729  Allegion PLC.................................................................      2,768,249
     58,937  AO Smith Corp................................................................      2,516,610
                                                                                            -------------
                                                                                                5,284,859
                                                                                            -------------
             CAPITAL MARKETS - 3.4%
      6,674  BlackRock, Inc...............................................................      2,621,681
     32,778  CBOE Global Markets, Inc.....................................................      3,206,672
     18,480  CME Group, Inc...............................................................      3,476,457
     14,061  FactSet Research Systems, Inc................................................      2,814,028


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
     41,998  Intercontinental Exchange, Inc...............................................  $   3,163,709
     17,730  MSCI, Inc....................................................................      2,613,934
     36,659  Nasdaq, Inc..................................................................      2,990,275
     30,798  Northern Trust Corp..........................................................      2,574,405
     28,811  T Rowe Price Group, Inc......................................................      2,659,831
                                                                                            -------------
                                                                                               26,120,992
                                                                                            -------------
             CHEMICALS - 1.4%
     18,830  Air Products & Chemicals, Inc................................................      3,013,741
     27,593  Celanese Corp................................................................      2,482,542
     32,862  Eastman Chemical Co..........................................................      2,402,541
     30,685  LyondellBasell Industries N.V., Class A......................................      2,551,765
                                                                                            -------------
                                                                                               10,450,589
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 1.7%
     15,902  Cintas Corp..................................................................      2,671,377
     57,746  McGrath Rent Corp............................................................      2,972,764
     77,742  Rollins, Inc.................................................................      2,806,486
     46,054  Tetra Tech, Inc..............................................................      2,384,216
     18,112  UniFirst Corp................................................................      2,591,284
                                                                                            -------------
                                                                                               13,426,127
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.3%
     39,316  InterDigital, Inc............................................................      2,611,762
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.3%
    113,145  Silgan Holdings, Inc.........................................................      2,672,485
                                                                                            -------------
             DISTRIBUTORS - 0.4%
     18,848  Pool Corp....................................................................      2,801,755
                                                                                            -------------
             DIVERSIFIED CONSUMER SERVICES - 0.4%
     71,163  Service Corp. International..................................................      2,865,022
                                                                                            -------------
             ELECTRIC UTILITIES - 0.9%
     18,767  NextEra Energy, Inc..........................................................      3,262,080
     86,605  OGE Energy Corp..............................................................      3,394,050
                                                                                            -------------
                                                                                                6,656,130
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.7%
     39,756  AMETEK, Inc..................................................................      2,691,481
     36,266  Eaton Corp PLC...............................................................      2,490,024
                                                                                            -------------
                                                                                                5,181,505
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
     33,456  Amphenol Corp., Class A......................................................      2,710,605
     35,373  CDW Corp.....................................................................      2,866,982
     35,771  TE Connectivity, Ltd.........................................................      2,705,361
                                                                                            -------------
                                                                                                8,282,948
                                                                                            -------------
             ENTERTAINMENT - 0.4%
     26,896  Walt Disney (The) Co.........................................................      2,949,146
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.2%
    100,173  First Industrial Realty Trust, Inc...........................................      2,890,993
     24,750  PS Business Parks, Inc.......................................................      3,242,250


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             EQUITY REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     15,601  Public Storage...............................................................  $   3,157,798
                                                                                            -------------
                                                                                                9,291,041
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.4%
     43,149  Walgreens Boots Alliance, Inc................................................      2,948,371
                                                                                            -------------
             FOOD PRODUCTS - 1.9%
     79,833  Hormel Foods Corp............................................................      3,407,272
     29,967  Ingredion, Inc...............................................................      2,738,984
     30,656  JM Smucker (The) Co..........................................................      2,866,029
     57,076  Kraft Heinz (The) Co.........................................................      2,456,551
     73,219  Mondelez International, Inc., Class A........................................      2,930,957
                                                                                            -------------
                                                                                               14,399,793
                                                                                            -------------
             GAS UTILITIES - 0.8%
     33,495  Atmos Energy Corp............................................................      3,105,657
     38,229  ONE Gas, Inc.................................................................      3,043,028
                                                                                            -------------
                                                                                                6,148,685
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.1%
      9,843  Chemed Corp..................................................................      2,788,325
     29,149  Quest Diagnostics, Inc.......................................................      2,427,237
     11,821  UnitedHealth Group, Inc......................................................      2,944,848
                                                                                            -------------
                                                                                                8,160,410
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 2.0%
     58,748  Cheesecake Factory (The), Inc................................................      2,556,125
     21,379  Cracker Barrel Old Country Store, Inc........................................      3,417,647
     71,814  International Speedway Corp., Class A........................................      3,149,762
     55,339  Starbucks Corp...............................................................      3,563,832
     11,463  Vail Resorts, Inc............................................................      2,416,630
                                                                                            -------------
                                                                                               15,103,996
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.3%
     74,571  DR Horton, Inc...............................................................      2,584,631
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 1.3%
     52,982  Church & Dwight Co., Inc.....................................................      3,484,096
     37,794  Procter & Gamble (The) Co....................................................      3,474,025
     18,278  WD-40 Co.....................................................................      3,349,626
                                                                                            -------------
                                                                                               10,307,747
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 1.1%
     14,929  3M Co........................................................................      2,844,572
     25,825  Carlisle Cos., Inc...........................................................      2,595,929
     10,620  Roper Technologies, Inc......................................................      2,830,442
                                                                                            -------------
                                                                                                8,270,943
                                                                                            -------------
             INSURANCE - 6.2%
     66,825  Aflac, Inc...................................................................      3,044,547
     31,869  Allstate (The) Corp..........................................................      2,633,336
     28,345  American Financial Group, Inc................................................      2,566,073
     74,483  Assured Guaranty, Ltd........................................................      2,851,209
    106,373  Brown & Brown, Inc...........................................................      2,931,640
     40,950  Cincinnati Financial Corp....................................................      3,170,349


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             INSURANCE (CONTINUED)
     13,769  Everest Re Group, Ltd........................................................  $   2,998,337
     79,934  Fidelity National Financial, Inc.............................................      2,513,125
     60,970  First American Financial Corp................................................      2,721,701
     38,024  Marsh & McLennan Cos., Inc...................................................      3,032,414
     53,685  Principal Financial Group, Inc...............................................      2,371,266
     44,277  Progressive (The) Corp.......................................................      2,671,231
     31,044  Prudential Financial, Inc....................................................      2,531,638
     21,759  Reinsurance Group of America, Inc............................................      3,051,265
     36,284  Torchmark Corp...............................................................      2,704,247
     24,248  Travelers (The) Cos., Inc....................................................      2,903,698
     39,351  WR Berkley Corp..............................................................      2,908,432
                                                                                            -------------
                                                                                               47,604,508
                                                                                            -------------
             IT SERVICES - 2.4%
     18,481  Accenture PLC, Class A.......................................................      2,606,006
     20,878  Automatic Data Processing, Inc...............................................      2,737,523
     23,839  Broadridge Financial Solutions, Inc..........................................      2,294,504
     19,650  Jack Henry & Associates, Inc.................................................      2,486,118
     14,131  MasterCard, Inc., Class A....................................................      2,665,813
     42,708  Paychex, Inc.................................................................      2,782,426
     20,958  Visa, Inc., Class A..........................................................      2,765,199
                                                                                            -------------
                                                                                               18,337,589
                                                                                            -------------
             MACHINERY - 2.1%
     67,877  Graco, Inc...................................................................      2,840,652
     20,878  IDEX Corp....................................................................      2,636,056
     22,288  Illinois Tool Works, Inc.....................................................      2,823,667
     30,747  Ingersoll-Rand PLC...........................................................      2,805,049
     17,131  Snap-on, Inc.................................................................      2,488,963
     52,450  Toro (The) Co................................................................      2,930,906
                                                                                            -------------
                                                                                               16,525,293
                                                                                            -------------
             MEDIA - 1.2%
     88,829  Comcast Corp., Class A.......................................................      3,024,627
    137,536  Interpublic Group of (The) Cos., Inc.........................................      2,837,368
     46,242  Omnicom Group, Inc...........................................................      3,386,764
                                                                                            -------------
                                                                                                9,248,759
                                                                                            -------------
             METALS & MINING - 0.3%
     36,881  Reliance Steel & Aluminum Co.................................................      2,624,821
                                                                                            -------------
             MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 1.5%
    168,838  AGNC Investment Corp.........................................................      2,961,419
    307,474  Annaly Capital Management, Inc...............................................      3,019,395
    427,953  MFA Financial, Inc...........................................................      2,858,726
    210,679  Two Harbors Investment Corp..................................................      2,705,118
                                                                                            -------------
                                                                                               11,544,658
                                                                                            -------------
             MULTILINE RETAIL - 0.3%
     75,268  Big Lots, Inc................................................................      2,176,751
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
     36,997  Exxon Mobil Corp.............................................................      2,522,825
     27,906  Phillips 66..................................................................      2,404,102


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
     27,652  Valero Energy Corp...........................................................  $   2,073,071
                                                                                            -------------
                                                                                                6,999,998
                                                                                            -------------
             PERSONAL PRODUCTS - 0.4%
     21,644  Estee Lauder (The) Cos., Inc., Class A.......................................      2,815,884
                                                                                            -------------
             PHARMACEUTICALS - 0.4%
     71,375  Pfizer, Inc..................................................................      3,115,519
                                                                                            -------------
             ROAD & RAIL - 1.0%
     25,783  Landstar System, Inc.........................................................      2,466,659
     19,317  Union Pacific Corp...........................................................      2,670,189
     88,981  Werner Enterprises, Inc......................................................      2,628,499
                                                                                            -------------
                                                                                                7,765,347
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
     12,748  Broadcom, Inc................................................................      3,241,561
     66,514  Intel Corp...................................................................      3,121,502
     20,733  Lam Research Corp............................................................      2,823,213
     29,317  Texas Instruments, Inc.......................................................      2,770,457
                                                                                            -------------
                                                                                               11,956,733
                                                                                            -------------
             SOFTWARE - 0.4%
     13,833  Intuit, Inc..................................................................      2,723,026
                                                                                            -------------
             SPECIALTY RETAIL - 1.3%
     39,636  Best Buy Co., Inc............................................................      2,099,122
     15,184  Home Depot (The), Inc........................................................      2,608,915
     31,740  Ross Stores, Inc.............................................................      2,640,768
     56,159  TJX (The) Cos., Inc..........................................................      2,512,554
                                                                                            -------------
                                                                                                9,861,359
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 1.0%
     31,901  Carter's, Inc................................................................      2,603,760
     37,127  NIKE, Inc., Class B..........................................................      2,752,596
     33,659  VF Corp......................................................................      2,401,233
                                                                                            -------------
                                                                                                7,757,589
                                                                                            -------------
             THRIFTS & MORTGAGE FINANCE - 0.4%
    181,609  Northwest Bancshares, Inc....................................................      3,076,456
                                                                                            -------------
             TOBACCO - 0.3%
     52,156  Altria Group, Inc............................................................      2,575,985
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 1.0%
     54,214  Fastenal Co..................................................................      2,834,850
     35,697  MSC Industrial Direct Co., Inc., Class A.....................................      2,745,813
     17,662  Watsco, Inc..................................................................      2,457,491
                                                                                            -------------
                                                                                                8,038,154
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    412,362,801
             (Cost $413,500,434)                                                            -------------


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES - 40.3%

             AEROSPACE & DEFENSE - 1.0%
$   175,000  Boeing (The) Co.....................................    1.88%      06/15/23    $     165,964
    100,000  Boeing (The) Co.....................................    2.60%      10/30/25           94,964
    175,000  Boeing (The) Co.....................................    2.25%      06/15/26          161,554
    250,000  Boeing (The) Co.....................................    2.80%      03/01/27          238,520
    500,000  Boeing (The) Co.....................................    3.25%      03/01/28          490,345
    500,000  Boeing (The) Co.....................................    3.45%      11/01/28          495,139
    308,000  Boeing (The) Co.....................................    3.38%      06/15/46          274,131
    250,000  Boeing (The) Co.....................................    3.65%      03/01/47          232,075
    500,000  Boeing (The) Co.....................................    3.63%      03/01/48          461,640
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19          303,768
    500,000  General Dynamics Corp...............................    3.38%      05/15/23          503,759
    500,000  General Dynamics Corp...............................    3.50%      05/15/25          498,380
    500,000  General Dynamics Corp...............................    3.75%      05/15/28          505,129
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          248,456
    248,000  Lockheed Martin Corp................................    4.09%      09/15/52          232,510
    250,000  Northrop Grumman Corp...............................    2.08%      10/15/20          245,281
    500,000  Northrop Grumman Corp...............................    2.55%      10/15/22          484,258
    250,000  Northrop Grumman Corp...............................    2.93%      01/15/25          237,545
    500,000  Northrop Grumman Corp...............................    3.25%      01/15/28          467,399
    500,000  Northrop Grumman Corp...............................    4.03%      10/15/47          456,616
    250,000  United Technologies Corp............................    3.35%      08/16/21          249,479
    250,000  United Technologies Corp............................    3.65%      08/16/23          249,283
    250,000  United Technologies Corp............................    3.95%      08/16/25          248,422
                                                                                            -------------
                                                                                                7,544,617
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 1.1%
    300,000  FedEx Corp..........................................    3.20%      02/01/25          290,595
    850,000  FedEx Corp..........................................    3.30%      03/15/27          809,661
    500,000  FedEx Corp..........................................    3.40%      02/15/28          475,151
    500,000  FedEx Corp..........................................    4.20%      10/17/28          497,708
    250,000  FedEx Corp..........................................    4.75%      11/15/45          236,579
    648,000  FedEx Corp..........................................    4.55%      04/01/46          591,151
    550,000  FedEx Corp..........................................    4.40%      01/15/47          495,992
    500,000  FedEx Corp..........................................    4.05%      02/15/48          420,485
    500,000  FedEx Corp..........................................    4.95%      10/17/48          485,033
  1,000,000  United Parcel Service, Inc..........................    2.05%      04/01/21          982,847
    500,000  United Parcel Service, Inc..........................    2.35%      05/16/22          488,064
    545,000  United Parcel Service, Inc..........................    2.45%      10/01/22          533,859
    500,000  United Parcel Service, Inc..........................    2.50%      04/01/23          486,731
    250,000  United Parcel Service, Inc..........................    2.80%      11/15/24          239,935
    500,000  United Parcel Service, Inc..........................    2.40%      11/15/26          461,338
    250,000  United Parcel Service, Inc..........................    3.05%      11/15/27          238,395
    500,000  United Parcel Service, Inc..........................    3.40%      11/15/46          431,865
                                                                                            -------------
                                                                                                8,165,389
                                                                                            -------------
             AIRLINES - 0.1%
    420,000  Southwest Airlines Co...............................    2.65%      11/05/20          414,587
    250,000  Southwest Airlines Co...............................    3.00%      11/15/26          233,718
                                                                                            -------------
                                                                                                  648,305
                                                                                            -------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             AUTOMOBILES - 0.1%
$   250,000  General Motors Co...................................    5.00%      10/01/28    $     237,331
    250,000  General Motors Co...................................    5.95%      04/01/49          226,172
                                                                                            -------------
                                                                                                  463,503
                                                                                            -------------
             BANKS - 7.6%
    100,000  Bank of America Corp................................    2.63%      10/19/20           98,978
    600,000  Bank of America Corp................................    2.63%      04/19/21          592,035
    500,000  Bank of America Corp. (a)...........................    2.37%      07/21/21          491,163
    250,000  Bank of America Corp. (a)...........................    2.33%      10/01/21          245,182
    500,000  Bank of America Corp. (a)...........................    2.74%      01/23/22          492,559
    250,000  Bank of America Corp................................    2.50%      10/21/22          240,837
    500,000  Bank of America Corp. (a)...........................    2.88%      04/24/23          486,524
    500,000  Bank of America Corp. (a)...........................    2.82%      07/21/23          483,878
  1,207,000  Bank of America Corp. (a)...........................    3.00%      12/20/23        1,173,864
    250,000  Bank of America Corp. (a)...........................    3.55%      03/05/24          247,119
    450,000  Bank of America Corp................................    4.00%      04/01/24          452,813
    500,000  Bank of America Corp. (a)...........................    3.86%      07/23/24          499,119
    500,000  Bank of America Corp. (a)...........................    3.09%      10/01/25          474,465
    250,000  Bank of America Corp. (a)...........................    3.37%      01/23/26          239,217
    400,000  Bank of America Corp................................    4.45%      03/03/26          396,039
    950,000  Bank of America Corp................................    3.50%      04/19/26          915,091
    150,000  Bank of America Corp................................    3.25%      10/21/27          139,003
    250,000  Bank of America Corp................................    4.18%      11/25/27          240,731
    500,000  Bank of America Corp. (a)...........................    3.82%      01/20/28          485,548
    500,000  Bank of America Corp. (a)...........................    3.71%      04/24/28          480,142
    500,000  Bank of America Corp. (a)...........................    3.59%      07/21/28          474,675
  1,091,000  Bank of America Corp. (a)...........................    3.42%      12/20/28        1,020,317
    250,000  Bank of America Corp. (a)...........................    3.97%      03/05/29          243,286
    500,000  Bank of America Corp. (a)...........................    4.27%      07/23/29          498,234
    250,000  Bank of America Corp. (a)...........................    4.24%      04/24/38          238,269
    225,000  Bank of America Corp................................    5.88%      02/07/42          261,678
    250,000  Bank of America Corp. (a)...........................    4.44%      01/20/48          240,824
    500,000  Bank of America Corp. (a)...........................    3.95%      01/23/49          446,454
    286,000  Bank of America Corp., 3 Mo. LIBOR + 0.38% (b)......    2.86%      01/23/22          280,408
    444,000  Bank of America Corp., 3 Mo. LIBOR + 0.65% (b)......    3.47%      06/25/22          438,561
  1,000,000  Bank of America Corp., 3 Mo. LIBOR + 0.77% (b)......    3.35%      02/05/26          946,268
    500,000  Bank of America Corp., 3 Mo. LIBOR + 0.96% (b)......    3.44%      07/23/24          491,105
  1,000,000  Bank of America Corp., 3 Mo. LIBOR + 1.16% (b)......    3.63%      01/20/23          999,696
    250,000  Bank of America Corp., 3 Mo. LIBOR + 1.18% (b)......    3.65%      10/21/22          250,193
    583,000  Bank of America N.A., 3 Mo. LIBOR + 0.25% (b).......    2.96%      08/28/20          581,039
    500,000  Citibank N.A........................................    1.85%      09/18/19          495,879
    250,000  Citibank N.A........................................    3.40%      07/23/21          250,406
    500,000  Citibank N.A., 3 Mo. LIBOR + 0.32% (b)..............    2.86%      05/01/20          498,368
    300,000  Citigroup, Inc......................................    2.05%      06/07/19          298,767
    500,000  Citigroup, Inc......................................    2.45%      01/10/20          496,108
    250,000  Citigroup, Inc......................................    2.40%      02/18/20          247,798
    600,000  Citigroup, Inc......................................    2.70%      03/30/21          591,281
    350,000  Citigroup, Inc......................................    2.35%      08/02/21          340,222
    250,000  Citigroup, Inc......................................    2.90%      12/08/21          246,128
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          792,402


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Citigroup, Inc......................................    2.75%      04/25/22    $     486,067
    500,000  Citigroup, Inc......................................    2.70%      10/27/22          482,408
    500,000  Citigroup, Inc. (a).................................    2.88%      07/24/23          484,269
    250,000  Citigroup, Inc. (a).................................    4.04%      06/01/24          250,953
    450,000  Citigroup, Inc......................................    4.60%      03/09/26          444,795
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          282,636
    250,000  Citigroup, Inc......................................    3.20%      10/21/26          231,032
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          288,961
    350,000  Citigroup, Inc......................................    4.45%      09/29/27          337,697
    500,000  Citigroup, Inc. (a).................................    3.89%      01/10/28          482,946
  1,000,000  Citigroup, Inc. (a).................................    3.67%      07/24/28          945,701
    500,000  Citigroup, Inc......................................    4.13%      07/25/28          469,769
    500,000  Citigroup, Inc. (a).................................    3.52%      10/27/28          467,164
    250,000  Citigroup, Inc. (a).................................    4.08%      04/23/29          243,517
    500,000  Citigroup, Inc. (a).................................    3.88%      01/24/39          447,503
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          226,789
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          118,353
    750,000  Citigroup, Inc......................................    4.75%      05/18/46          695,903
    500,000  Citigroup, Inc. (a).................................    4.28%      04/24/48          463,734
    500,000  Citigroup, Inc......................................    4.65%      07/23/48          490,596
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 0.79% (b)............    3.20%      01/10/20        1,001,468
    250,000  Citigroup, Inc., 3 Mo. LIBOR + 1.02% (b)............    3.76%      06/01/24          245,057
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (b)............    3.84%      12/08/21          999,522
    500,000  Citigroup, Inc., 3 Mo. LIBOR + 1.10% (b)............    3.74%      05/17/24          488,157
    250,000  Fifth Third Bancorp.................................    3.95%      03/14/28          248,479
    600,000  HSBC Bank USA N.A...................................    4.88%      08/24/20          614,894
    250,000  Huntington National Bank (The)......................    3.55%      10/06/23          249,342
    150,000  JPMorgan Chase & Co.................................    2.55%      03/01/21          147,931
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          566,208
    450,000  JPMorgan Chase & Co.................................    2.40%      06/07/21          440,301
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          320,446
    250,000  JPMorgan Chase & Co. (a)............................    2.78%      04/25/23          242,525
    500,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          480,559
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          401,298
    250,000  JPMorgan Chase & Co. (a)............................    3.56%      04/23/24          248,257
    250,000  JPMorgan Chase & Co. (a)............................    3.80%      07/23/24          250,607
    850,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          810,255
    300,000  JPMorgan Chase & Co.................................    4.13%      12/15/26          293,194
    250,000  JPMorgan Chase & Co.................................    3.63%      12/01/27          233,077
    500,000  JPMorgan Chase & Co. (a)............................    3.78%      02/01/28          485,861
    500,000  JPMorgan Chase & Co. (a)............................    3.54%      05/01/28          477,202
    500,000  JPMorgan Chase & Co. (a)............................    3.51%      01/23/29          473,995
    250,000  JPMorgan Chase & Co. (a)............................    4.01%      04/23/29          245,373
    500,000  JPMorgan Chase & Co. (a)............................    4.20%      07/23/29          499,064
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          487,289
    250,000  JPMorgan Chase & Co. (a)............................    3.88%      07/24/38          227,484
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          102,056
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          152,457
    500,000  JPMorgan Chase & Co. (a)............................    4.26%      02/22/48          466,149


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  JPMorgan Chase & Co. (a)............................    4.03%      07/24/48    $     448,565
    250,000  JPMorgan Chase & Co. (a)............................    3.96%      11/15/48          221,832
    500,000  JPMorgan Chase & Co. (a)............................    3.90%      01/23/49          439,619
  1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.55% (b).......    3.32%      03/09/21          995,503
    250,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.73% (b).......    3.21%      04/23/24          241,710
    500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.85% (b).......    3.26%      01/10/25          479,133
    250,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.89% (b).......    3.37%      07/23/24          244,438
  1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.00% (b).......    3.44%      01/15/23          991,036
    250,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.23% (b).......    3.72%      10/24/23          250,100
    500,000  JPMorgan Chase Bank N.A. (a)........................    2.60%      02/01/21          496,107
    250,000  JPMorgan Chase Bank N.A. (a)........................    3.09%      04/26/21          249,037
    375,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.23% (b)...    2.97%      09/01/20          373,638
    333,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.29% (b)...    2.83%      02/01/21          330,723
    250,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.34% (b)...    2.85%      04/26/21          247,764
    500,000  Regions Bank........................................    2.75%      04/01/21          492,037
    250,000  Regions Bank, 3 Mo. LIBOR + 0.38% (b)...............    3.18%      04/01/21          245,362
    250,000  Santander Holdings USA, Inc.........................    3.70%      03/28/22          245,709
    250,000  Santander Holdings USA, Inc.........................    4.40%      07/13/27          236,967
    250,000  SunTrust Bank (a)...................................    3.69%      08/02/24          249,164
    200,000  Wells Fargo & Co....................................    2.15%      01/30/20          197,856
    100,000  Wells Fargo & Co....................................    2.55%      12/07/20           98,618
    900,000  Wells Fargo & Co....................................    3.00%      01/22/21          896,247
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          541,135
    300,000  Wells Fargo & Co....................................    2.10%      07/26/21          290,741
    500,000  Wells Fargo & Co....................................    2.63%      07/22/22          482,373
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          411,436
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          513,008
    100,000  Wells Fargo & Co....................................    4.10%      06/03/26           97,746
    250,000  Wells Fargo & Co....................................    3.00%      10/23/26          231,669
    200,000  Wells Fargo & Co....................................    4.30%      07/22/27          197,081
    500,000  Wells Fargo & Co. (a)...............................    3.58%      05/22/28          480,553
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45           97,723
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          252,841
    750,000  Wells Fargo & Co....................................    4.75%      12/07/46          723,779
  1,000,000  Wells Fargo & Co., 3 Mo. LIBOR + 0.93% (b)..........    3.55%      02/11/22          993,957
  1,000,000  Wells Fargo & Co., 3 Mo. LIBOR + 1.11% (b)..........    3.60%      01/24/23          990,885
    250,000  Wells Fargo & Co., 3 Mo. LIBOR + 1.23% (b)..........    3.76%      10/31/23          249,390
    250,000  Wells Fargo Bank N.A. (a)...........................    3.33%      07/23/21          249,813
  1,000,000  Wells Fargo Bank N.A................................    3.63%      10/22/21        1,006,317
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          230,553
    207,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.50% (b)......    2.98%      07/23/21          205,895
    500,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.65% (b)......    3.39%      12/06/19          501,286
                                                                                            -------------
                                                                                               58,201,319
                                                                                            -------------
             BEVERAGES - 0.9%
    600,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc. (c)..............................    3.65%      02/01/26          567,851
    875,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc. (c)..............................    4.70%      02/01/36          813,790


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BEVERAGES (CONTINUED)
$ 1,100,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc. (c)..............................    4.90%      02/01/46    $   1,022,334
    337,000  Anheuser-Busch Inbev Finance, Inc...................    2.65%      02/01/21          331,570
    625,000  Anheuser-Busch Inbev Finance, Inc...................    3.30%      02/01/23          608,291
    200,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22          191,117
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.50%      01/12/24          244,815
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.38%      04/15/38          223,747
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.60%      04/15/48          224,920
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.75%      04/15/58          218,448
    500,000  Anheuser-Busch Inbev Worldwide, Inc., 3 Mo. LIBOR
                + 0.74% (b)......................................    3.17%      01/12/24          485,683
    150,000  Coca-Cola (The) Co..................................    1.88%      10/27/20          147,469
    975,000  Coca-Cola (The) Co..................................    3.20%      11/01/23          978,685
    250,000  Constellation Brands, Inc...........................    3.20%      02/15/23          242,658
    250,000  Constellation Brands, Inc...........................    3.60%      02/15/28          230,673
    250,000  Constellation Brands, Inc...........................    4.10%      02/15/48          211,550
    500,000  Constellation Brands, Inc...........................    5.25%      11/15/48          503,613
                                                                                            -------------
                                                                                                7,247,214
                                                                                            -------------
             BIOTECHNOLOGY - 0.6%
    350,000  AbbVie, Inc.........................................    2.50%      05/14/20          346,793
    250,000  AbbVie, Inc.........................................    3.38%      11/14/21          249,934
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          365,214
    250,000  AbbVie, Inc.........................................    3.75%      11/14/23          249,011
    250,000  AbbVie, Inc.........................................    3.60%      05/14/25          240,133
    250,000  AbbVie, Inc.........................................    4.25%      11/14/28          243,182
    275,000  AbbVie, Inc.........................................    4.40%      11/06/42          242,686
    300,000  AbbVie, Inc.........................................    4.70%      05/14/45          273,811
    250,000  AbbVie, Inc.........................................    4.88%      11/14/48          234,135
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          441,001
    500,000  Amgen, Inc..........................................    2.65%      05/11/22          489,160
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          199,635
    100,000  Amgen, Inc..........................................    2.60%      08/19/26           91,024
    500,000  Amgen, Inc..........................................    3.20%      11/02/27          469,435
    350,000  Amgen, Inc..........................................    4.40%      05/01/45          328,555
                                                                                            -------------
                                                                                                4,463,709
                                                                                            -------------
             BUILDING PRODUCTS - 0.2%
    450,000  Masco Corp..........................................    3.50%      04/01/21          448,139
    250,000  Masco Corp..........................................    3.50%      11/15/27          230,888
    250,000  Masco Corp..........................................    4.50%      05/15/47          214,311
    500,000  Owens Corning.......................................    4.30%      07/15/47          377,887
    250,000  Owens Corning.......................................    4.40%      01/30/48          189,653
                                                                                            -------------
                                                                                                1,460,878
                                                                                            -------------
             CAPITAL MARKETS - 3.3%
    500,000  Goldman Sachs Bank USA..............................    3.20%      06/05/20          499,199
    500,000  Goldman Sachs Group (The), Inc......................    1.95%      07/23/19          496,740
    600,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19          596,328
    500,000  Goldman Sachs Group (The), Inc......................    2.30%      12/13/19          495,028
    500,000  Goldman Sachs Group (The), Inc......................    2.60%      04/23/20          495,267


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   700,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21    $     682,147
    500,000  Goldman Sachs Group (The), Inc......................    2.35%      11/15/21          482,436
    500,000  Goldman Sachs Group (The), Inc......................    3.00%      04/26/22          484,448
    500,000  Goldman Sachs Group (The), Inc. (a).................    2.88%      10/31/22          485,800
    700,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          689,628
    250,000  Goldman Sachs Group (The), Inc. (a).................    2.91%      06/05/23          240,190
    500,000  Goldman Sachs Group (The), Inc. (a).................    2.91%      07/24/23          476,685
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          592,474
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          142,301
    500,000  Goldman Sachs Group (The), Inc. (a).................    3.27%      09/29/25          469,048
    600,000  Goldman Sachs Group (The), Inc......................    4.25%      10/21/25          575,075
    550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26          520,907
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      11/16/26          462,293
    750,000  Goldman Sachs Group (The), Inc......................    3.85%      01/26/27          706,206
    250,000  Goldman Sachs Group (The), Inc. (a).................    3.69%      06/05/28          232,590
    500,000  Goldman Sachs Group (The), Inc. (a).................    3.81%      04/23/29          467,351
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.22%      05/01/29          482,109
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.02%      10/31/38          440,840
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.41%      04/23/39          459,168
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          457,084
    500,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR +
                0.73% (b)........................................    3.55%      12/27/20          498,075
    400,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR +
                0.75% (b)........................................    3.43%      02/23/23          386,804
    700,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR +
                0.80% (b)........................................    3.58%      12/13/19          700,229
    250,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR +
                1.05% (b)........................................    3.80%      06/05/23          244,133
    500,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR +
                1.17% (b)........................................    3.79%      05/15/26          480,343
    400,000  Morgan Stanley......................................    2.65%      01/27/20          397,101
  1,000,000  Morgan Stanley......................................    2.50%      04/21/21          979,120
    550,000  Morgan Stanley......................................    5.50%      07/28/21          576,737
    500,000  Morgan Stanley......................................    2.63%      11/17/21          488,214
    500,000  Morgan Stanley......................................    2.75%      05/19/22          486,673
    500,000  Morgan Stanley......................................    3.13%      01/23/23          488,933
    300,000  Morgan Stanley......................................    3.75%      02/25/23          299,642
    500,000  Morgan Stanley (a)..................................    3.74%      04/24/24          496,231
    450,000  Morgan Stanley......................................    3.88%      04/29/24          448,170
    800,000  Morgan Stanley......................................    3.88%      01/27/26          781,012
    250,000  Morgan Stanley......................................    4.35%      09/08/26          243,343
    250,000  Morgan Stanley......................................    3.63%      01/20/27          237,844
    500,000  Morgan Stanley (a)..................................    3.59%      07/22/28          473,266
    500,000  Morgan Stanley (a)..................................    3.77%      01/24/29          478,930
    500,000  Morgan Stanley (a)..................................    3.97%      07/22/38          457,081
    500,000  Morgan Stanley (a)..................................    4.46%      04/22/39          485,020
    350,000  Morgan Stanley......................................    6.38%      07/24/42          429,750
    100,000  Morgan Stanley......................................    4.30%      01/27/45           93,748
    250,000  Morgan Stanley......................................    4.38%      01/22/47          237,168
    500,000  Morgan Stanley, 3 Mo. LIBOR + 0.55% (b).............    3.17%      02/10/21          494,563
    875,000  Morgan Stanley, 3 Mo. LIBOR + 1.18% (b).............    3.65%      01/20/22          872,387
    500,000  Morgan Stanley, 3 Mo. LIBOR + 1.22% (b).............    3.81%      05/08/24          492,904
    500,000  Morgan Stanley, 3 Mo. LIBOR + 1.40% (b).............    3.89%      10/24/23          497,892
                                                                                            -------------
                                                                                               25,376,655
                                                                                            -------------


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CHEMICALS - 0.5%
$   200,000  Dow Chemical (The) Co...............................    3.00%      11/15/22    $     194,174
    500,000  Dow Chemical (The) Co. (c)..........................    5.55%      11/30/48          508,821
    500,000  DowDuPont, Inc......................................    4.21%      11/15/23          511,626
    500,000  DowDuPont, Inc......................................    4.49%      11/15/25          515,530
    500,000  DowDuPont, Inc......................................    4.73%      11/15/28          517,196
    500,000  DowDuPont, Inc......................................    5.32%      11/15/38          516,405
    500,000  DowDuPont, Inc......................................    5.42%      11/15/48          521,411
    100,000  Westlake Chemical Corp..............................    3.60%      08/15/26           91,838
    250,000  Westlake Chemical Corp..............................    5.00%      08/15/46          229,086
    500,000  Westlake Chemical Corp..............................    4.38%      11/15/47          420,588
                                                                                            -------------
                                                                                                4,026,675
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.2%
    800,000  Cisco Systems, Inc..................................    2.20%      09/20/23          766,606
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          510,296
    100,000  Cisco Systems, Inc..................................    2.95%      02/28/26           95,437
    200,000  Cisco Systems, Inc..................................    2.50%      09/20/26          186,630
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          277,543
                                                                                            -------------
                                                                                                1,836,512
                                                                                            -------------
             CONSTRUCTION MATERIALS - 0.1%
    250,000  CRH America Finance, Inc. (c).......................    3.40%      05/09/27          229,917
    250,000  CRH America Finance, Inc. (c).......................    3.95%      04/04/28          238,669
    250,000  CRH America Finance, Inc. (c).......................    4.40%      05/09/47          217,194
    250,000  CRH America Finance, Inc. (c).......................    4.50%      04/04/48          223,073
    250,000  Vulcan Materials Co.................................    4.50%      06/15/47          212,864
                                                                                            -------------
                                                                                                1,121,717
                                                                                            -------------
             CONSUMER FINANCE - 2.6%
    250,000  American Express Co.................................    2.20%      10/30/20          245,597
    250,000  American Express Co.................................    2.50%      08/01/22          241,499
    250,000  American Express Co.................................    3.70%      08/03/23          250,981
    500,000  American Express Co.................................    3.00%      10/30/24          479,101
    450,000  American Express Co.................................    3.63%      12/05/24          440,489
    250,000  American Express Co.................................    4.20%      11/06/25          255,219
    500,000  American Express Co., 3 Mo. LIBOR + 0.65% (b).......    3.34%      02/27/23          489,862
    250,000  American Express Co., 3 Mo. LIBOR + 0.75% (b).......    3.33%      08/03/23          245,299
    500,000  American Express Credit Corp........................    1.70%      10/30/19          494,549
    250,000  American Express Credit Corp........................    2.20%      03/03/20          247,355
    150,000  American Express Credit Corp........................    2.60%      09/14/20          148,502
    575,000  American Express Credit Corp........................    2.25%      05/05/21          562,870
    250,000  American Express Credit Corp........................    2.70%      03/03/22          245,160
    250,000  American Express Credit Corp., 3 Mo. LIBOR +
                0.70% (b)........................................    3.44%      03/03/22          248,406
    550,000  Capital One Financial Corp..........................    3.75%      04/24/24          537,058
    500,000  Capital One Financial Corp..........................    3.30%      10/30/24          473,491
    250,000  Capital One Financial Corp..........................    4.25%      04/30/25          248,488
    350,000  Capital One Financial Corp..........................    3.75%      07/28/26          321,096
    500,000  Capital One Financial Corp..........................    3.80%      01/31/28          462,951
    500,000  Capital One Financial Corp., 3 Mo. LIBOR +
                0.72% (b)........................................    3.24%      01/30/23          486,664
    500,000  Capital One Financial Corp., 3 Mo. LIBOR +
                0.95% (b)........................................    3.72%      03/09/22          492,141
    250,000  Capital One N.A.....................................    2.25%      09/13/21          241,315


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CONSUMER FINANCE (CONTINUED)
$   500,000  Capital One N.A.....................................    2.65%      08/08/22    $     480,559
  1,000,000  Capital One N.A., 3 Mo. LIBOR + 1.15% (b)...........    3.67%      01/30/23          989,360
    250,000  Caterpillar Financial Services Corp.................    1.85%      09/04/20          245,191
  1,039,000  Caterpillar Financial Services Corp.................    1.70%      08/09/21          997,707
    500,000  Caterpillar Financial Services Corp.................    3.15%      09/07/21          501,509
  1,000,000  Caterpillar Financial Services Corp.................    2.55%      11/29/22          971,856
    500,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.13% (b)......................................    2.84%      11/29/19          499,138
    429,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.18% (b)......................................    2.80%      05/15/20          427,541
    161,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.28% (b)......................................    3.05%      09/07/21          159,965
    300,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.51% (b)......................................    2.92%      01/10/20          300,526
    500,000  Discover Bank.......................................    3.35%      02/06/23          487,140
    250,000  Discover Bank.......................................    4.65%      09/13/28          245,801
    100,000  Ford Motor Credit Co., LLC..........................    3.22%      01/09/22           93,973
    250,000  Ford Motor Credit Co., LLC..........................    3.34%      03/28/22          236,156
    500,000  Ford Motor Credit Co., LLC..........................    2.98%      08/03/22          462,493
    450,000  Ford Motor Credit Co., LLC..........................    3.10%      05/04/23          407,194
    200,000  Ford Motor Credit Co., LLC..........................    3.81%      01/09/24          184,779
  1,000,000  Ford Motor Credit Co., LLC..........................    3.82%      11/02/27          845,235
    250,000  General Motors Financial Co., Inc...................    2.65%      04/13/20          245,902
    250,000  General Motors Financial Co., Inc...................    2.45%      11/06/20          242,926
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          244,347
    500,000  General Motors Financial Co., Inc...................    4.20%      11/06/21          500,107
    250,000  General Motors Financial Co., Inc...................    3.50%      11/07/24          228,883
    200,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          195,989
    100,000  General Motors Financial Co., Inc...................    4.00%      10/06/26           89,928
    250,000  General Motors Financial Co., Inc...................    4.35%      01/17/27          230,490
    250,000  General Motors Financial Co., Inc...................    3.85%      01/05/28          218,090
    750,000  General Motors Financial Co., Inc., 3 Mo. LIBOR
                + 0.99% (b)......................................    3.40%      01/05/23          711,880
    250,000  General Motors Financial Co., Inc., 3 Mo. LIBOR
                + 1.55% (b)......................................    3.99%      01/14/22          246,691
                                                                                            -------------
                                                                                               19,549,449
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.2%
    350,000  International Paper Co..............................    4.40%      08/15/47          295,481
    500,000  Packaging Corp. of America..........................    3.40%      12/15/27          469,793
    250,000  Westrock Co. (c)....................................    4.90%      03/15/29          257,462
    250,000  WRKCo., Inc. (c)....................................    3.00%      09/15/24          235,818
    250,000  WRKCo., Inc. (c)....................................    3.38%      09/15/27          230,483
                                                                                            -------------
                                                                                                1,489,037
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.3%
    250,000  Berkshire Hathaway Finance Corp.....................    4.20%      08/15/48          248,510
    250,000  Berkshire Hathaway Finance Corp., 3 Mo. LIBOR +
                0.32% (b)........................................    2.73%      01/10/20          249,950
    125,000  Berkshire Hathaway, Inc.............................    2.75%      03/15/23          122,782
    425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26          412,322
    350,000  Dell International LLC/EMC Corp. (c)................    3.48%      06/01/19          349,001


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   250,000  Dell International LLC/EMC Corp. (c)................    4.42%      06/15/21    $     249,731
    250,000  Dell International LLC/EMC Corp. (c)................    8.35%      07/15/46          271,458
                                                                                            -------------
                                                                                                1,903,754
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
    300,000  AT&T, Inc...........................................    2.45%      06/30/20          296,203
    250,000  AT&T, Inc...........................................    3.20%      03/01/22          246,798
    250,000  AT&T, Inc...........................................    3.80%      03/01/24          247,765
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          149,163
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          330,043
    650,000  AT&T, Inc...........................................    4.13%      02/17/26          636,150
    545,000  AT&T, Inc...........................................    4.10%      02/15/28          525,041
    462,000  AT&T, Inc...........................................    4.30%      02/15/30          437,530
    250,000  AT&T, Inc...........................................    5.25%      03/01/37          246,267
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          382,265
    250,000  AT&T, Inc...........................................    4.35%      06/15/45          212,039
    250,000  AT&T, Inc...........................................    4.75%      05/15/46          222,777
    550,000  AT&T, Inc...........................................    5.65%      02/15/47          551,177
    250,000  AT&T, Inc...........................................    5.70%      03/01/57          246,947
    650,000  Verizon Communications, Inc.........................    3.50%      11/01/24          641,918
    522,000  Verizon Communications, Inc.........................    3.38%      02/15/25          507,246
    100,000  Verizon Communications, Inc.........................    2.63%      08/15/26           90,817
    250,000  Verizon Communications, Inc.........................    4.13%      03/16/27          250,625
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          216,362
    298,000  Verizon Communications, Inc.........................    4.13%      08/15/46          263,947
    750,000  Verizon Communications, Inc.........................    4.86%      08/21/46          739,850
    250,000  Verizon Communications, Inc.........................    4.52%      09/15/48          235,242
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          241,976
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          481,349
    100,000  Verizon Communications, Inc., 3 Mo. LIBOR +
                1.00% (b)........................................    3.79%      03/16/22          100,154
    200,000  Verizon Communications, Inc., 3 Mo. LIBOR +
                1.10% (b)........................................    3.72%      05/15/25          194,089
                                                                                            -------------
                                                                                                8,693,740
                                                                                            -------------
             ELECTRIC UTILITIES - 3.6%
    500,000  AEP Texas, Inc......................................    2.40%      10/01/22          485,303
    500,000  AEP Texas, Inc......................................    3.80%      10/01/47          452,594
    750,000  AEP Transmission Co., LLC...........................    3.10%      12/01/26          725,405
    250,000  AEP Transmission Co., LLC...........................    4.00%      12/01/46          239,290
    500,000  AEP Transmission Co., LLC...........................    3.75%      12/01/47          459,706
    500,000  AEP Transmission Co., LLC...........................    4.25%      09/15/48          505,066
    250,000  Alabama Power Co....................................    2.45%      03/30/22          243,510
    250,000  Alabama Power Co....................................    3.70%      12/01/47          228,492
    250,000  American Electric Power Co., Inc....................    2.95%      12/15/22          245,367
    500,000  American Electric Power Co., Inc....................    3.20%      11/13/27          475,157
    300,000  Appalachian Power Co................................    4.40%      05/15/44          290,817
    500,000  Atlantic City Electric Co...........................    4.00%      10/15/28          514,905
    250,000  Baltimore Gas & Electric Co.........................    2.40%      08/15/26          228,951
    250,000  Baltimore Gas & Electric Co.........................    3.50%      08/15/46          222,422
    250,000  Baltimore Gas & Electric Co.........................    3.75%      08/15/47          229,828
    240,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22          231,957
    250,000  CenterPoint Energy Houston Electric LLC.............    2.40%      09/01/26          229,949


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   500,000  CenterPoint Energy Houston Electric LLC.............    3.00%      02/01/27    $     477,643
    295,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44          312,840
    250,000  CenterPoint Energy Houston Electric LLC.............    3.95%      03/01/48          243,521
    500,000  Cleveland Electric Illuminating (The) Co. (c).......    3.50%      04/01/28          477,249
    500,000  Cleveland Electric Illuminating (The) Co. (c).......    4.55%      11/15/30          513,450
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          301,722
    200,000  Commonwealth Edison Co..............................    2.55%      06/15/26          187,417
    250,000  Commonwealth Edison Co..............................    2.95%      08/15/27          240,662
    250,000  Commonwealth Edison Co..............................    3.70%      08/15/28          251,039
    300,000  Commonwealth Edison Co..............................    3.70%      03/01/45          276,798
    400,000  Commonwealth Edison Co..............................    3.65%      06/15/46          363,012
    500,000  Commonwealth Edison Co..............................    3.75%      08/15/47          459,532
    250,000  Commonwealth Edison Co..............................    4.00%      03/01/48          241,775
    100,000  Duke Energy Carolinas LLC...........................    2.50%      03/15/23           96,663
    500,000  Duke Energy Carolinas LLC...........................    3.05%      03/15/23          495,917
    350,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38          425,294
    250,000  Duke Energy Corp....................................    1.80%      09/01/21          239,442
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          300,989
    500,000  Duke Energy Corp....................................    2.40%      08/15/22          480,777
    250,000  Duke Energy Corp....................................    3.15%      08/15/27          233,812
    950,000  Duke Energy Corp....................................    3.75%      09/01/46          824,669
    500,000  Duke Energy Corp....................................    3.95%      08/15/47          453,127
    175,000  Duke Energy Florida LLC.............................    2.10%      12/15/19          173,599
    500,000  Duke Energy Florida LLC.............................    3.20%      01/15/27          484,298
    250,000  Duke Energy Florida LLC.............................    3.80%      07/15/28          252,793
    250,000  Duke Energy Florida LLC.............................    3.40%      10/01/46          216,322
    250,000  Duke Energy Florida LLC.............................    4.20%      07/15/48          249,549
    250,000  Duke Energy Progress LLC............................    3.70%      10/15/46          226,381
    250,000  Duke Energy Progress LLC............................    3.60%      09/15/47          222,460
    575,000  Exelon Corp.........................................    5.15%      12/01/20          587,856
    200,000  Exelon Corp.........................................    2.45%      04/15/21          195,715
    500,000  Exelon Corp.........................................    3.50%      06/01/22          489,338
    250,000  Exelon Corp.........................................    4.45%      04/15/46          236,056
    211,000  FirstEnergy Corp....................................    2.85%      07/15/22          205,817
    100,000  FirstEnergy Corp....................................    3.90%      07/15/27           97,095
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          209,805
    250,000  Florida Power & Light Co............................    3.95%      03/01/48          244,787
    250,000  Indiana Michigan Power Co...........................    3.85%      05/15/28          251,889
    100,000  Indiana Michigan Power Co...........................    4.55%      03/15/46          101,127
    500,000  Indiana Michigan Power Co...........................    3.75%      07/01/47          458,213
    250,000  Indiana Michigan Power Co...........................    4.25%      08/15/48          246,744
    410,000  Metropolitan Edison Co. (c).........................    3.50%      03/15/23          408,192
    125,000  Monongahela Power Co. (c)...........................    5.40%      12/15/43          146,155
    150,000  Ohio Edison Co......................................    6.88%      07/15/36          186,841
    250,000  PECO Energy Co......................................    3.70%      09/15/47          229,678
    500,000  PECO Energy Co......................................    3.90%      03/01/48          478,960
    100,000  Public Service Electric & Gas Co....................    1.90%      03/15/21           97,681
    195,000  Public Service Electric & Gas Co....................    2.38%      05/15/23          188,705
    500,000  Public Service Electric & Gas Co....................    3.25%      09/01/23          502,779
    550,000  Public Service Electric & Gas Co....................    2.25%      09/15/26          502,980


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   250,000  Public Service Electric & Gas Co....................    3.00%      05/15/27    $     240,887
    500,000  Public Service Electric & Gas Co....................    3.65%      09/01/28          506,841
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          268,655
    100,000  Public Service Electric & Gas Co....................    3.80%      03/01/46           94,808
    500,000  Public Service Electric & Gas Co....................    3.60%      12/01/47          457,146
    250,000  Public Service Electric & Gas Co....................    4.05%      05/01/48          244,559
    250,000  Southern (The) Co...................................    3.25%      07/01/26          234,572
    500,000  Southwestern Electric Power Co......................    2.75%      10/01/26          460,690
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40          118,718
    500,000  Tampa Electric Co...................................    4.45%      06/15/49          489,443
    500,000  Virginia Electric & Power Co........................    2.75%      03/15/23          488,003
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          200,009
    450,000  Virginia Electric & Power Co........................    2.95%      11/15/26          427,945
    250,000  Virginia Electric & Power Co........................    3.50%      03/15/27          246,641
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          479,430
    250,000  Virginia Electric & Power Co........................    4.00%      11/15/46          237,434
    250,000  Virginia Electric & Power Co........................    3.80%      09/15/47          230,822
    500,000  Virginia Electric & Power Co........................    4.60%      12/01/48          523,637
                                                                                            -------------
                                                                                               27,748,124
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
    250,000  Halliburton Co......................................    5.00%      11/15/45          246,356
                                                                                            -------------
             ENTERTAINMENT - 0.2%
    150,000  Walt Disney (The) Co................................    3.00%      02/13/26          144,561
    350,000  Walt Disney (The) Co................................    1.85%      07/30/26          310,935
    500,000  Walt Disney (The) Co................................    2.95%      06/15/27          480,886
    475,000  Walt Disney (The) Co................................    4.13%      06/01/44          471,592
                                                                                            -------------
                                                                                                1,407,974
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.7%
    250,000  Walmart, Inc........................................    3.13%      06/23/21          251,866
  1,000,000  Walmart, Inc........................................    2.35%      12/15/22          974,655
    250,000  Walmart, Inc........................................    3.40%      06/26/23          252,730
    325,000  Walmart, Inc........................................    3.30%      04/22/24          326,181
    500,000  Walmart, Inc........................................    2.65%      12/15/24          486,080
    250,000  Walmart, Inc........................................    3.55%      06/26/25          252,970
    250,000  Walmart, Inc........................................    3.70%      06/26/28          254,030
    250,000  Walmart, Inc........................................    3.95%      06/28/38          248,187
  1,000,000  Walmart, Inc........................................    3.63%      12/15/47          923,001
    250,000  Walmart, Inc........................................    4.05%      06/29/48          249,393
    750,000  Walmart, Inc., 3 Mo. LIBOR + 0.04% (b)..............    2.86%      06/23/20          748,314
                                                                                            -------------
                                                                                                4,967,407
                                                                                            -------------
             FOOD PRODUCTS - 0.7%
    500,000  Conagra Brands, Inc.................................    3.80%      10/22/21          500,506
    500,000  Conagra Brands, Inc.................................    4.30%      05/01/24          497,568
    500,000  Conagra Brands, Inc.................................    4.60%      11/01/25          502,298
    500,000  Conagra Brands, Inc.................................    4.85%      11/01/28          492,636
    500,000  Conagra Brands, Inc.................................    5.30%      11/01/38          473,883
    500,000  Conagra Brands, Inc.................................    5.40%      11/01/48          462,116
    250,000  Nestle Holdings, Inc. (c)...........................    3.10%      09/24/21          251,543


                        See Notes to Financial Statements                Page 31

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             FOOD PRODUCTS (CONTINUED)
$   250,000  Nestle Holdings, Inc. (c)...........................    3.35%      09/24/23    $     252,637
    250,000  Nestle Holdings, Inc. (c)...........................    3.50%      09/24/25          251,338
    250,000  Nestle Holdings, Inc. (c)...........................    3.90%      09/24/38          242,972
    250,000  Nestle Holdings, Inc. (c)...........................    4.00%      09/24/48          245,814
    250,000  Tyson Foods, Inc....................................    3.90%      09/28/23          249,920
    250,000  Tyson Foods, Inc....................................    3.55%      06/02/27          233,402
    250,000  Tyson Foods, Inc....................................    4.55%      06/02/47          219,879
    250,000  Tyson Foods, Inc....................................    5.10%      09/28/48          240,797
                                                                                            -------------
                                                                                                5,117,309
                                                                                            -------------
             GAS UTILITIES - 0.2%
    500,000  CenterPoint Energy Resources Corp...................    3.55%      04/01/23          500,758
    500,000  CenterPoint Energy Resources Corp...................    4.00%      04/01/28          505,081
    500,000  Southern Co. Gas Capital Corp.......................    4.40%      05/30/47          469,397
                                                                                            -------------
                                                                                                1,475,236
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
    250,000  Abbott Laboratories.................................    2.90%      11/30/21          248,000
    350,000  Abbott Laboratories.................................    3.40%      11/30/23          349,324
    282,000  Abbott Laboratories.................................    3.75%      11/30/26          278,974
  1,100,000  Abbott Laboratories.................................    4.90%      11/30/46        1,159,128
    550,000  Becton Dickinson and Co.............................    3.36%      06/06/24          528,909
    800,000  Becton Dickinson and Co.............................    3.70%      06/06/27          758,018
    600,000  Becton Dickinson and Co.............................    4.67%      06/06/47          566,489
    750,000  Medtronic, Inc......................................    3.15%      03/15/22          748,269
    600,000  Medtronic, Inc......................................    3.50%      03/15/25          598,125
  1,150,000  Medtronic, Inc......................................    4.63%      03/15/45        1,208,494
                                                                                            -------------
                                                                                                6,443,730
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.9%
    250,000  Anthem, Inc.........................................    4.55%      03/01/48          239,399
    500,000  Cigna Corp. (c).....................................    3.20%      09/17/20          498,150
    500,000  Cigna Corp. (c).....................................    3.40%      09/17/21          499,183
    500,000  Cigna Corp. (c).....................................    3.75%      07/15/23          498,850
    500,000  Cigna Corp. (c).....................................    4.13%      11/15/25          500,037
    500,000  Cigna Corp. (c).....................................    4.80%      08/15/38          492,600
    750,000  CVS Health Corp.....................................    3.13%      03/09/20          748,730
    600,000  CVS Health Corp.....................................    2.13%      06/01/21          579,255
    500,000  CVS Health Corp.....................................    3.70%      03/09/23          495,122
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          702,742
    500,000  CVS Health Corp.....................................    4.10%      03/25/25          495,685
    178,000  CVS Health Corp.....................................    3.88%      07/20/25          173,709
    150,000  CVS Health Corp.....................................    2.88%      06/01/26          136,847
    500,000  CVS Health Corp.....................................    4.30%      03/25/28          489,725
    350,000  CVS Health Corp.....................................    4.78%      03/25/38          336,424
    450,000  CVS Health Corp.....................................    5.05%      03/25/48          439,320
    750,000  CVS Health Corp., 3 Mo. LIBOR + 0.72% (b)...........    3.49%      03/09/21          744,187
    500,000  UnitedHealth Group, Inc.............................    1.95%      10/15/20          491,402
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          283,124
    100,000  UnitedHealth Group, Inc.............................    2.13%      03/15/21           97,943
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          548,453


Page 32                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
$   500,000  UnitedHealth Group, Inc.............................    2.38%      10/15/22    $     484,913
    250,000  UnitedHealth Group, Inc.............................    3.50%      02/15/24          251,776
    100,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25          101,314
    250,000  UnitedHealth Group, Inc.............................    3.70%      12/15/25          252,725
    250,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          241,502
    500,000  UnitedHealth Group, Inc.............................    3.45%      01/15/27          495,377
    500,000  UnitedHealth Group, Inc.............................    3.38%      04/15/27          489,573
    500,000  UnitedHealth Group, Inc.............................    2.95%      10/15/27          472,911
    250,000  UnitedHealth Group, Inc.............................    3.88%      12/15/28          253,547
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          196,308
    573,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          607,631
    500,000  UnitedHealth Group, Inc.............................    4.20%      01/15/47          498,034
    500,000  UnitedHealth Group, Inc.............................    4.25%      04/15/47          496,862
    250,000  UnitedHealth Group, Inc.............................    3.75%      10/15/47          230,155
    250,000  UnitedHealth Group, Inc.............................    4.45%      12/15/48          257,973
                                                                                            -------------
                                                                                               14,821,488
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
    250,000  McDonald's Corp.....................................    3.35%      04/01/23          248,980
    250,000  McDonald's Corp.....................................    3.80%      04/01/28          245,918
    100,000  McDonald's Corp.....................................    4.88%      12/09/45          101,038
    250,000  McDonald's Corp.....................................    4.45%      09/01/48          238,777
                                                                                            -------------
                                                                                                  834,713
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.1%
    250,000  DR Horton, Inc......................................    4.38%      09/15/22          253,103
    350,000  Newell Brands, Inc..................................    4.20%      04/01/26          342,378
                                                                                            -------------
                                                                                                  595,481
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.2%
    250,000  Procter & Gamble (The) Co...........................    1.70%      11/03/21          243,698
    500,000  Procter & Gamble (The) Co...........................    2.15%      08/11/22          485,921
    100,000  Procter & Gamble (The) Co...........................    2.70%      02/02/26           96,221
    250,000  Procter & Gamble (The) Co...........................    2.45%      11/03/26          234,346
    500,000  Procter & Gamble (The) Co...........................    2.85%      08/11/27          479,343
    250,000  Procter & Gamble (The) Co...........................    3.50%      10/25/47          234,829
                                                                                            -------------
                                                                                                1,774,358
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
    525,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19          521,719
    500,000  NextEra Energy Capital Holdings, Inc................    2.80%      01/15/23          482,972
    500,000  NextEra Energy Capital Holdings, Inc................    3.55%      05/01/27          477,971
                                                                                            -------------
                                                                                                1,482,662
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.3%
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    2.77%      12/15/22          479,964
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    3.34%      12/15/27          460,570
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    4.08%      12/15/47          412,991

                        See Notes to Financial Statements                Page 33

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             INDUSTRIAL CONGLOMERATES (CONTINUED)
$   129,000  General Electric Co.................................    6.75%      03/15/32    $     134,748
    425,000  General Electric Co.................................    4.50%      03/11/44          347,819
    500,000  Roper Technologies, Inc.............................    4.20%      09/15/28          495,996
                                                                                            -------------
                                                                                                2,332,088
                                                                                            -------------
             INSURANCE - 0.6%
    500,000  Aflac, Inc..........................................    4.75%      01/15/49          511,444
    300,000  AIG Global Funding (c)..............................    2.15%      07/02/20          295,617
    400,000  American International Group, Inc...................    3.38%      08/15/20          401,056
    200,000  American International Group, Inc...................    4.13%      02/15/24          201,049
    100,000  American International Group, Inc...................    3.90%      04/01/26           96,357
    300,000  American International Group, Inc...................    6.25%      05/01/36          327,089
    250,000  Lincoln National Corp...............................    3.80%      03/01/28          242,931
    250,000  Lincoln National Corp...............................    4.35%      03/01/48          231,573
    100,000  MetLife, Inc........................................    3.00%      03/01/25           95,894
    150,000  MetLife, Inc........................................    3.60%      11/13/25          148,168
    300,000  MetLife, Inc........................................    4.88%      11/13/43          313,716
    170,000  MetLife, Inc........................................    4.60%      05/13/46          170,218
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          276,367
    500,000  Torchmark Corp......................................    4.55%      09/15/28          508,993
    500,000  Travelers (The) Cos., Inc...........................    4.00%      05/30/47          481,152
    250,000  Travelers (The) Cos., Inc...........................    4.05%      03/07/48          242,929
                                                                                            -------------
                                                                                                4,544,553
                                                                                            -------------
             IT SERVICES - 0.9%
    500,000  Fiserv, Inc.........................................    3.80%      10/01/23          503,648
    500,000  Fiserv, Inc.........................................    4.20%      10/01/28          499,988
    250,000  IBM Credit LLC......................................    1.80%      01/20/21          243,063
    250,000  IBM Credit LLC......................................    2.65%      02/05/21          247,263
    250,000  IBM Credit LLC......................................    2.20%      09/08/22          238,321
    250,000  IBM Credit LLC, 3 Mo. LIBOR + 0.16% (b).............    2.74%      02/05/21          247,384
    500,000  International Business Machines Corp................    1.63%      05/15/20          490,222
    100,000  International Business Machines Corp................    3.63%      02/12/24           99,345
    600,000  Visa, Inc...........................................    2.20%      12/14/20          593,650
    500,000  Visa, Inc...........................................    2.15%      09/15/22          484,221
    950,000  Visa, Inc...........................................    2.80%      12/14/22          938,603
    550,000  Visa, Inc...........................................    3.15%      12/14/25          540,981
    250,000  Visa, Inc...........................................    2.75%      09/15/27          237,032
    303,000  Visa, Inc...........................................    4.15%      12/14/35          313,927
    450,000  Visa, Inc...........................................    4.30%      12/14/45          466,178
    500,000  Visa, Inc...........................................    3.65%      09/15/47          471,925
                                                                                            -------------
                                                                                                6,615,751
                                                                                            -------------
             MACHINERY - 0.2%
    490,000  Parker-Hannifin Corp................................    3.25%      03/01/27          470,305
    245,000  Parker-Hannifin Corp................................    4.10%      03/01/47          235,515
    250,000  Wabtec Corp.........................................    4.15%      03/15/24          241,865
    250,000  Wabtec Corp.........................................    4.70%      09/15/28          234,912
                                                                                            -------------
                                                                                                1,182,597
                                                                                            -------------


Page 34                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MEDIA - 1.1%
$   610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.91%      07/23/25    $     607,401
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.20%      03/15/28          235,941
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      04/01/38          233,432
    750,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    6.48%      10/23/45          773,413
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      05/01/47          227,324
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.75%      04/01/48          234,903
    600,000  Comcast Corp........................................    3.30%      10/01/20          602,447
    600,000  Comcast Corp........................................    3.45%      10/01/21          606,320
    575,000  Comcast Corp........................................    3.70%      04/15/24          578,918
    550,000  Comcast Corp........................................    3.95%      10/15/25          556,994
    250,000  Comcast Corp........................................    3.55%      05/01/28          241,596
    350,000  Comcast Corp........................................    4.15%      10/15/28          355,819
    100,000  Comcast Corp........................................    4.60%      08/15/45           97,655
    250,000  Comcast Corp........................................    3.40%      07/15/46          207,663
    500,000  Comcast Corp........................................    4.00%      08/15/47          451,100
    250,000  Comcast Corp........................................    4.00%      03/01/48          228,372
    400,000  Comcast Corp........................................    4.70%      10/15/48          405,318
    250,000  Comcast Corp........................................    4.95%      10/15/58          254,828
    250,000  Cox Communications, Inc. (c)........................    3.50%      08/15/27          230,910
    250,000  Discovery Communications LLC........................    2.95%      03/20/23          239,419
    250,000  Discovery Communications LLC........................    3.95%      03/20/28          232,248
    250,000  Discovery Communications LLC........................    5.00%      09/20/37          232,577
    275,000  Discovery Communications LLC........................    5.20%      09/20/47          253,637
    250,000  Interpublic Group of (The) Cos., Inc................    3.75%      10/01/21          251,723
    100,000  Warner Media LLC....................................    2.95%      07/15/26           89,551
    200,000  Warner Media LLC....................................    6.50%      11/15/36          217,788
     50,000  Warner Media LLC....................................    4.85%      07/15/45           45,023
                                                                                            -------------
                                                                                                8,692,320
                                                                                            -------------
             METALS & MINING - 0.1%
    500,000  Glencore Funding LLC (c)............................    3.00%      10/27/22          477,330
    500,000  Glencore Funding LLC (c)............................    3.88%      10/27/27          451,405
                                                                                            -------------
                                                                                                  928,735
                                                                                            -------------
             MULTI-UTILITIES - 1.1%
    650,000  CenterPoint Energy, Inc.............................    3.60%      11/01/21          651,793
    600,000  CenterPoint Energy, Inc.............................    3.85%      02/01/24          603,593
    500,000  CenterPoint Energy, Inc.............................    4.25%      11/01/28          507,667
    200,000  Consolidated Edison Co. of New York, Inc............    3.80%      05/15/28          203,429
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          335,141
     95,000  Consolidated Edison Co. of New York, Inc............    4.50%      12/01/45           96,038
    185,000  Consolidated Edison Co. of New York, Inc............    3.85%      06/15/46          169,794
    500,000  Consolidated Edison Co. of New York, Inc............    3.88%      06/15/47          462,275
    250,000  Consolidated Edison Co. of New York, Inc............    4.30%      12/01/56          233,241


                        See Notes to Financial Statements                Page 35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MULTI-UTILITIES (CONTINUED)
$   250,000  Consolidated Edison, Inc............................    2.00%      03/15/20    $     246,750
    100,000  Consolidated Edison, Inc............................    2.00%      05/15/21           97,070
    250,000  Dominion Energy, Inc................................    1.60%      08/15/19          247,254
  1,000,000  Dominion Energy, Inc................................    2.58%      07/01/20          984,708
    250,000  Dominion Energy, Inc................................    2.75%      01/15/22          243,688
    495,000  Dominion Energy, Inc................................    4.70%      12/01/44          495,041
    390,000  NiSource, Inc.......................................    2.65%      11/17/22          373,718
    750,000  NiSource, Inc. (c)..................................    3.65%      06/15/23          752,022
    250,000  NiSource, Inc.......................................    3.49%      05/15/27          238,988
    500,000  NiSource, Inc.......................................    4.38%      05/15/47          466,976
    250,000  NiSource, Inc.......................................    3.95%      03/30/48          223,223
    250,000  Public Service Enterprise Group, Inc................    2.00%      11/15/21          240,242
    500,000  Public Service Enterprise Group, Inc................    2.65%      11/15/22          483,929
                                                                                            -------------
                                                                                                8,356,580
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 3.3%
    250,000  Andeavor Logistics L.P./Tesoro Logistics Finance
                Corp.............................................    4.25%      12/01/27          236,431
  1,000,000  BP Capital Markets America, Inc.....................    3.80%      09/21/25        1,005,683
    100,000  BP Capital Markets America, Inc.....................    3.12%      05/04/26           94,124
    500,000  BP Capital Markets America, Inc.....................    3.94%      09/21/28          502,313
    250,000  BP Capital Markets America, Inc.....................    4.23%      11/06/28          257,494
    750,000  Chevron Corp........................................    2.10%      05/16/21          735,775
    550,000  Chevron Corp........................................    2.57%      05/16/23          535,961
    500,000  Chevron Corp........................................    2.90%      03/03/24          488,312
    150,000  Chevron Corp........................................    3.33%      11/17/25          148,954
  1,360,000  Chevron Corp........................................    2.95%      05/16/26        1,310,525
    250,000  Chevron Corp., 3 Mo. LIBOR + 0.21% (b)..............    2.95%      03/03/20          249,565
    182,000  Chevron Corp., 3 Mo. LIBOR + 0.53% (b)..............    3.27%      03/03/22          182,555
    225,000  ConocoPhillips......................................    6.50%      02/01/39          278,964
    185,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40          192,135
    400,000  Enbridge Energy Partners L.P........................    7.38%      10/15/45          497,044
    400,000  Energy Transfer Operating L.P.......................    3.60%      02/01/23          385,731
    150,000  Energy Transfer Operating L.P.......................    4.20%      09/15/23          147,987
    250,000  Energy Transfer Operating L.P.......................    4.20%      04/15/27          233,382
    250,000  Energy Transfer Operating L.P.......................    4.95%      06/15/28          245,059
    250,000  Energy Transfer Operating L.P.......................    5.80%      06/15/38          244,039
    175,000  Energy Transfer Operating L.P.......................    6.50%      02/01/42          175,173
    250,000  Energy Transfer Operating L.P.......................    5.30%      04/15/47          221,100
    250,000  Energy Transfer Operating L.P.......................    6.00%      06/15/48          244,280
    500,000  Enterprise Products Operating LLC...................    3.50%      02/01/22          501,687
    500,000  Enterprise Products Operating LLC...................    4.15%      10/16/28          498,473
    500,000  Enterprise Products Operating LLC...................    4.80%      02/01/49          487,628
    500,000  Exxon Mobil Corp....................................    2.22%      03/01/21          492,956
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          145,376
    200,000  Exxon Mobil Corp....................................    3.04%      03/01/26          195,300
    220,000  Kinder Morgan Energy Partners L.P...................    3.50%      03/01/21          219,436
    100,000  Kinder Morgan Energy Partners L.P...................    4.15%      02/01/24           99,219
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          195,722
    500,000  Kinder Morgan, Inc..................................    3.15%      01/15/23          486,323
    715,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          710,341
    500,000  Kinder Morgan, Inc..................................    4.30%      03/01/28          490,285


Page 36                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   650,000  Kinder Morgan, Inc..................................    5.05%      02/15/46    $     595,635
    500,000  Kinder Morgan, Inc..................................    5.20%      03/01/48          479,052
    500,000  Marathon Oil Corp...................................    4.40%      07/15/27          475,931
    259,000  Marathon Oil Corp...................................    5.20%      06/01/45          240,151
    450,000  Marathon Petroleum Corp. (c)........................    3.80%      04/01/28          423,105
    250,000  MPLX L.P............................................    3.38%      03/15/23          242,894
    500,000  MPLX L.P............................................    4.00%      03/15/28          469,511
    500,000  MPLX L.P............................................    4.80%      02/15/29          499,759
    500,000  MPLX L.P............................................    5.20%      03/01/47          461,879
    500,000  MPLX L.P............................................    5.50%      02/15/49          488,115
    400,000  ONEOK Partners L.P..................................    3.38%      10/01/22          393,085
    250,000  ONEOK, Inc..........................................    4.55%      07/15/28          247,223
    250,000  ONEOK, Inc..........................................    5.20%      07/15/48          240,056
    250,000  Phillips 66.........................................    4.88%      11/15/44          244,839
    300,000  Plains All American Pipeline L.P./PAA Finance
                Corp.............................................    4.65%      10/15/25          295,457
    500,000  Sabine Pass Liquefaction LLC........................    5.00%      03/15/27          501,988
    250,000  Sabine Pass Liquefaction LLC........................    4.20%      03/15/28          239,579
    350,000  Sunoco Logistics Partners Operations L.P............    3.90%      07/15/26          323,747
    500,000  Sunoco Logistics Partners Operations L.P............    4.00%      10/01/27          458,798
    500,000  Sunoco Logistics Partners Operations L.P............    5.40%      10/01/47          454,672
    500,000  TC PipeLines L.P....................................    3.90%      05/25/27          478,140
    250,000  Texas Eastern Transmission L.P. (c).................    4.15%      01/15/48          223,401
    250,000  Transcontinental Gas Pipe Line Co., LLC.............    4.00%      03/15/28          244,925
    500,000  Transcontinental Gas Pipe Line Co., LLC.............    4.60%      03/15/48          469,327
    350,000  Valero Energy Corp..................................    3.65%      03/15/25          334,459
    500,000  Valero Energy Corp..................................    4.35%      06/01/28          496,278
    250,000  Western Gas Partners L.P............................    5.30%      03/01/48          216,470
    300,000  Williams (The) Cos., Inc............................    3.60%      03/15/22          294,583
    250,000  Williams (The) Cos., Inc............................    3.90%      01/15/25          243,213
     95,000  Williams (The) Cos., Inc............................    4.00%      09/15/25           91,861
    250,000  Williams (The) Cos., Inc............................    3.75%      06/15/27          237,317
    625,000  Williams (The) Cos., Inc............................    4.90%      01/15/45          568,658
    270,000  Williams (The) Cos., Inc............................    5.10%      09/15/45          250,332
    500,000  Williams (The) Cos., Inc............................    4.85%      03/01/48          455,389
                                                                                            -------------
                                                                                               25,515,161
                                                                                            -------------
             PHARMACEUTICALS - 0.5%
    250,000  Bayer US Finance II LLC (c).........................    3.88%      12/15/23          245,738
    250,000  Bayer US Finance II LLC (c).........................    4.25%      12/15/25          243,677
    250,000  Bayer US Finance II LLC (c).........................    4.38%      12/15/28          239,162
    250,000  Bayer US Finance II LLC (c).........................    4.63%      06/25/38          227,738
    250,000  Bayer US Finance II LLC (c).........................    4.88%      06/25/48          225,518
    300,000  Merck & Co., Inc....................................    2.75%      02/10/25          290,458
    250,000  Pfizer, Inc.........................................    3.00%      09/15/21          251,590
    500,000  Pfizer, Inc.........................................    3.20%      09/15/23          502,294
    250,000  Pfizer, Inc.........................................    4.10%      09/15/38          251,029
    500,000  Pfizer, Inc.........................................    4.20%      09/15/48          508,592
    500,000  Pfizer, Inc., 3 Mo. LIBOR + 0.33% (b)...............    3.12%      09/15/23          496,159
    250,000  Zoetis, Inc.........................................    3.90%      08/20/28          245,415
                                                                                            -------------
                                                                                                3,727,370
                                                                                            -------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ROAD & RAIL - 0.6%
$   500,000  CSX Corp............................................    4.25%      03/15/29    $     508,676
    250,000  CSX Corp............................................    3.80%      11/01/46          221,094
    200,000  CSX Corp............................................    4.50%      08/01/54          188,503
    250,000  CSX Corp............................................    4.25%      11/01/66          217,141
    250,000  Kansas City Southern................................    4.70%      05/01/48          245,098
    250,000  Norfolk Southern Corp...............................    3.65%      08/01/25          251,661
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          237,122
    750,000  Norfolk Southern Corp...............................    4.15%      02/28/48          702,683
    250,000  Ryder System, Inc...................................    3.50%      06/01/21          250,452
    250,000  Ryder System, Inc...................................    2.25%      09/01/21          242,009
    500,000  Ryder System, Inc...................................    2.80%      03/01/22          487,678
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          302,934
    250,000  Union Pacific Corp..................................    3.00%      04/15/27          236,716
    183,000  Union Pacific Corp..................................    4.15%      01/15/45          171,918
    225,000  Union Pacific Corp..................................    4.05%      03/01/46          208,496
    250,000  Union Pacific Corp..................................    4.10%      09/15/67          213,472
                                                                                            -------------
                                                                                                4,685,653
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
    100,000  Intel Corp..........................................    1.70%      05/19/21           97,214
    250,000  Intel Corp..........................................    2.35%      05/11/22          244,617
    100,000  Intel Corp..........................................    3.10%      07/29/22          100,156
    375,000  Intel Corp..........................................    2.70%      12/15/22          369,568
    500,000  Intel Corp..........................................    2.88%      05/11/24          488,150
    100,000  Intel Corp..........................................    2.60%      05/19/26           93,719
    300,000  Intel Corp..........................................    4.10%      05/19/46          292,219
    500,000  Intel Corp..........................................    4.10%      05/11/47          481,096
    163,000  Intel Corp..........................................    3.73%      12/08/47          151,313
    250,000  Intel Corp., 3 Mo. LIBOR + 0.08% (b)................    2.70%      05/11/20          249,205
                                                                                            -------------
                                                                                                2,567,257
                                                                                            -------------
             SOFTWARE - 0.8%
    800,000  Microsoft Corp......................................    2.40%      02/06/22          791,134
    150,000  Microsoft Corp......................................    3.63%      12/15/23          154,564
    250,000  Microsoft Corp......................................    2.88%      02/06/24          247,818
    200,000  Microsoft Corp......................................    3.13%      11/03/25          197,990
    100,000  Microsoft Corp......................................    2.40%      08/08/26           93,331
    500,000  Microsoft Corp......................................    3.30%      02/06/27          495,774
    100,000  Microsoft Corp......................................    3.45%      08/08/36           94,369
    250,000  Microsoft Corp......................................    4.10%      02/06/37          257,023
    275,000  Microsoft Corp......................................    4.45%      11/03/45          292,367
    350,000  Microsoft Corp......................................    3.70%      08/08/46          336,148
    950,000  Microsoft Corp......................................    4.25%      02/06/47          999,744
    200,000  Oracle Corp.........................................    1.90%      09/15/21          194,117
    100,000  Oracle Corp.........................................    2.50%      05/15/22           97,900
    500,000  Oracle Corp.........................................    2.40%      09/15/23          480,133
    250,000  Oracle Corp.........................................    3.40%      07/08/24          249,690
    350,000  Oracle Corp.........................................    2.65%      07/15/26          324,694
    400,000  Oracle Corp.........................................    5.38%      07/15/40          442,857
    350,000  Oracle Corp.........................................    4.00%      07/15/46          327,373
                                                                                            -------------
                                                                                                6,077,026
                                                                                            -------------


Page 38                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SPECIALTY RETAIL - 0.7%
$   250,000  Best Buy Co., Inc...................................    4.45%      10/01/28    $     238,919
    500,000  Home Depot (The), Inc...............................    2.00%      04/01/21          490,282
    770,000  Home Depot (The), Inc...............................    4.40%      04/01/21          793,236
    500,000  Home Depot (The), Inc...............................    3.25%      03/01/22          505,416
    550,000  Home Depot (The), Inc...............................    3.00%      04/01/26          533,267
  1,000,000  Home Depot (The), Inc...............................    2.80%      09/14/27          939,648
    500,000  Home Depot (The), Inc...............................    3.90%      12/06/28          512,745
    500,000  Home Depot (The), Inc...............................    4.25%      04/01/46          499,501
    500,000  Home Depot (The), Inc...............................    3.90%      06/15/47          472,906
    500,000  Home Depot (The), Inc...............................    4.50%      12/06/48          517,470
    250,000  Home Depot (The), Inc...............................    3.50%      09/15/56          210,817
                                                                                            -------------
                                                                                                5,714,207
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
    450,000  Apple, Inc..........................................    2.85%      05/06/21          450,702
    250,000  Apple, Inc..........................................    1.55%      08/04/21          242,490
    250,000  Apple, Inc..........................................    2.10%      09/12/22          241,696
    250,000  Apple, Inc..........................................    2.40%      01/13/23          242,741
    375,000  Apple, Inc..........................................    2.40%      05/03/23          362,821
    250,000  Apple, Inc..........................................    3.00%      02/09/24          247,065
    500,000  Apple, Inc..........................................    2.85%      05/11/24          488,181
    500,000  Apple, Inc..........................................    2.75%      01/13/25          482,527
    100,000  Apple, Inc..........................................    2.45%      08/04/26           92,518
    250,000  Apple, Inc..........................................    3.35%      02/09/27          243,854
    500,000  Apple, Inc..........................................    3.20%      05/11/27          483,064
    250,000  Apple, Inc..........................................    2.90%      09/12/27          235,244
    500,000  Apple, Inc..........................................    3.00%      11/13/27          475,452
    100,000  Apple, Inc..........................................    4.45%      05/06/44          103,530
    100,000  Apple, Inc..........................................    4.65%      02/23/46          106,101
    600,000  Apple, Inc..........................................    4.25%      02/09/47          599,370
    250,000  Apple, Inc..........................................    3.75%      09/12/47          230,210
    250,000  Apple, Inc..........................................    3.75%      11/13/47          230,321
    250,000  Apple, Inc., 3 Mo. LIBOR + 0.20% (b)................    2.79%      02/07/20          249,912
    500,000  Hewlett Packard Enterprise Co. (c)..................    2.10%      10/04/19          494,457
    100,000  Hewlett Packard Enterprise Co.......................    3.60%      10/15/20          100,300
    500,000  Hewlett Packard Enterprise Co.......................    3.50%      10/05/21          501,694
                                                                                            -------------
                                                                                                6,904,250
                                                                                            -------------
             TOBACCO - 0.1%
    250,000  BAT Capital Corp....................................    3.22%      08/15/24          230,564
    250,000  BAT Capital Corp....................................    3.56%      08/15/27          222,338
    250,000  BAT Capital Corp....................................    4.39%      08/15/37          205,225
    250,000  BAT Capital Corp....................................    4.54%      08/15/47          199,728
                                                                                            -------------
                                                                                                  857,855
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.1%
    250,000  Air Lease Corp......................................    3.50%      01/15/22          246,198
    250,000  Air Lease Corp......................................    2.75%      01/15/23          236,784
    250,000  Air Lease Corp......................................    3.25%      03/01/25          230,006
                                                                                            -------------
                                                                                                  712,988
                                                                                            -------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             WATER UTILITIES - 0.1%
$   250,000  American Water Capital Corp.........................    3.75%      09/01/47    $     225,204
    250,000  American Water Capital Corp.........................    4.20%      09/01/48          243,799
                                                                                            -------------
                                                                                                  469,003
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    308,990,705
             (Cost $319,921,919)                                                            -------------

FOREIGN CORPORATE BONDS AND NOTES - 3.0%

             BANKS - 1.2%
    500,000  AIB Group PLC (c)...................................    4.75%      10/12/23          495,575
    500,000  Barclays PLC (a)....................................    4.61%      02/15/23          496,137
    250,000  Barclays PLC, 3 Mo. LIBOR + 1.38% (b)...............    4.01%      05/16/24          238,225
    250,000  Cooperatieve Rabobank U.A. (c)......................    3.88%      09/26/23          251,026
    475,000  HSBC Holdings PLC...................................    2.65%      01/05/22          461,008
    200,000  HSBC Holdings PLC (a)...............................    3.26%      03/13/23          195,820
    500,000  HSBC Holdings PLC (a)...............................    3.95%      05/18/24          497,597
    625,000  HSBC Holdings PLC...................................    3.90%      05/25/26          599,447
    350,000  HSBC Holdings PLC...................................    4.38%      11/23/26          339,399
    200,000  HSBC Holdings PLC (a)...............................    4.04%      03/13/28          191,548
    500,000  HSBC Holdings PLC (a)...............................    4.58%      06/19/29          496,184
    238,000  HSBC Holdings PLC, 3 Mo. LIBOR + 0.60% (b)..........    3.24%      05/18/21          234,548
    500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.00% (b)..........    3.64%      05/18/24          487,271
    700,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.66% (b)..........    4.35%      05/25/21          707,412
    500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 2.24% (b)..........    5.01%      03/08/21          512,310
    250,000  ING Groep N.V.......................................    4.10%      10/02/23          249,848
    250,000  ING Groep N.V.......................................    4.55%      10/02/28          247,161
    250,000  ING Groep N.V., 3 Mo. LIBOR + 1.00% (b).............    3.80%      10/02/23          247,650
    500,000  Royal Bank of Canada................................    3.70%      10/05/23          502,005
    500,000  Royal Bank of Canada, 3 Mo. LIBOR + 0.66% (b).......    3.07%      10/05/23          492,419
    250,000  Royal Bank of Scotland Group PLC (a)................    3.50%      05/15/23          240,592
    500,000  Royal Bank of Scotland Group PLC (a)................    5.08%      01/27/30          482,133
    250,000  Santander UK Group Holdings PLC (a).................    4.80%      11/15/24          248,235
                                                                                            -------------
                                                                                                8,913,550
                                                                                            -------------
             CAPITAL MARKETS - 0.2%
    500,000  Credit Suisse Group AG (c)..........................    3.57%      01/09/23          488,217
    500,000  Credit Suisse Group AG (a) (c)......................    3.87%      01/12/29          466,024
    250,000  UBS Group Funding Switzerland AG, 3 Mo. LIBOR
                + 1.22% (b) (c)..................................    3.87%      05/23/23          247,664
                                                                                            -------------
                                                                                                1,201,905
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.3%
    444,000  GE Capital International Funding Co. Unlimited Co...    4.42%      11/15/35          372,925
    500,000  Shell International Finance, B.V....................    3.50%      11/13/23          505,910
    500,000  Shell International Finance, B.V....................    3.88%      11/13/28          514,442
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          242,008
    250,000  Shell International Finance, B.V....................    3.75%      09/12/46          231,984
    500,000  Shell International Finance, B.V., 3 Mo. LIBOR
                + 0.40% (b)......................................    3.02%      11/13/23          490,346
                                                                                            -------------
                                                                                                2,357,615
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
    250,000  TELUS Corp..........................................    4.60%      11/16/48          248,814
                                                                                            -------------


Page 40                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES - 0.1%
$   250,000  Enel Finance International N.V. (c).................    4.25%      09/14/23    $     244,703
    250,000  Enel Finance International N.V. (c).................    4.63%      09/14/25          240,210
    250,000  Enel Finance International N.V. (c).................    4.88%      06/14/29          238,963
                                                                                            -------------
                                                                                                  723,876
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
    250,000  Medtronic Global Holdings SCA.......................    3.35%      04/01/27          245,132
                                                                                            -------------
             METALS & MINING - 0.2%
    250,000  Anglo American Capital PLC (c)......................    3.63%      09/11/24          236,522
    250,000  Anglo American Capital PLC (c)......................    4.00%      09/11/27          226,458
    250,000  Anglo American Capital PLC (c)......................    4.50%      03/15/28          232,664
    330,000  BHP Billiton Finance USA, Ltd.......................    5.00%      09/30/43          361,022
    350,000  Vale Overseas, Ltd..................................    6.25%      08/10/26          378,875
                                                                                            -------------
                                                                                                1,435,541
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.6%
    500,000  Canadian Natural Resources, Ltd.....................    2.95%      01/15/23          478,370
    500,000  Canadian Natural Resources, Ltd.....................    3.85%      06/01/27          472,493
    500,000  Canadian Natural Resources, Ltd.....................    4.95%      06/01/47          483,723
    250,000  Enbridge, Inc.......................................    2.90%      07/15/22          242,141
    250,000  Enbridge, Inc.......................................    4.25%      12/01/26          247,617
    250,000  Enbridge, Inc.......................................    3.70%      07/15/27          237,213
    250,000  Enbridge, Inc.......................................    5.50%      12/01/46          267,785
    500,000  Eni S.p.A. (c)......................................    4.00%      09/12/23          492,874
    500,000  Eni S.p.A. (c)......................................    4.75%      09/12/28          489,707
    500,000  Total Capital S.A...................................    3.88%      10/11/28          513,579
    500,000  TransCanada PipeLines, Ltd..........................    4.25%      05/15/28          496,118
    500,000  TransCanada PipeLines, Ltd..........................    5.10%      03/15/49          500,273
                                                                                            -------------
                                                                                                4,921,893
                                                                                            -------------
             PHARMACEUTICALS - 0.2%
    500,000  Takeda Pharmaceutical Co., Ltd. (c).................    3.80%      11/26/20          503,245
    500,000  Takeda Pharmaceutical Co., Ltd. (c).................    4.00%      11/26/21          507,155
    250,000  Takeda Pharmaceutical Co., Ltd. (c).................    4.40%      11/26/23          253,010
    250,000  Takeda Pharmaceutical Co., Ltd. (c).................    5.00%      11/26/28          255,826
                                                                                            -------------
                                                                                                1,519,236
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
    250,000  NXP, B.V./NXP Funding LLC (c).......................    4.88%      03/01/24          251,410
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.1%
    250,000  AerCap Ireland Capital DAC/AerCap Global Aviation
                Trust............................................    3.50%      01/15/25          228,397
    250,000  AerCap Ireland Capital DAC/AerCap Global Aviation
                Trust............................................    3.88%      01/23/28          218,580
                                                                                            -------------
                                                                                                  446,977
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    250,000  Vodafone Group PLC..................................    3.75%      01/16/24          246,688
    250,000  Vodafone Group PLC..................................    4.13%      05/30/25          247,317
    250,000  Vodafone Group PLC..................................    4.38%      05/30/28          242,978
                                                                                            -------------
                                                                                                  736,983
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................     23,002,932
             (Cost $23,459,629)                                                             -------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES - 2.0%

$ 1,865,000  U.S. Treasury Bond..................................    3.13%      05/15/48    $   1,900,952
  3,485,000  U.S. Treasury Bond..................................    3.00%      08/15/48        3,469,549
    400,000  U.S. Treasury Note (d)..............................    1.38%      09/30/19          396,320
  1,500,000  U.S. Treasury Note..................................    2.63%      08/31/20        1,502,227
    880,000  U.S. Treasury Note..................................    2.88%      10/31/20          885,637
    225,000  U.S. Treasury Note..................................    2.75%      11/30/20          226,059
  1,190,000  U.S. Treasury Note..................................    2.88%      11/15/21        1,203,411
    100,000  U.S. Treasury Note..................................    2.75%      08/31/23          101,139
  1,250,000  U.S. Treasury Note..................................    2.88%      09/30/23        1,270,508
    260,000  U.S. Treasury Note..................................    2.88%      10/31/23          264,362
    465,000  U.S. Treasury Note..................................    2.88%      11/30/23          473,174
    290,000  U.S. Treasury Note..................................    2.75%      06/30/25          292,985
    814,000  U.S. Treasury Note..................................    2.88%      07/31/25          828,452
    915,000  U.S. Treasury Note..................................    2.75%      08/31/25          924,150
    220,000  U.S. Treasury Note..................................    3.00%      09/30/25          225,689
    115,000  U.S. Treasury Note..................................    2.88%      11/30/25          117,084
  1,245,000  U.S. Treasury Note..................................    3.13%      11/15/28        1,291,614
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................     15,373,312
             (Cost $14,956,868)                                                             -------------

                                                                   ANNUALIZED
                                                                    YIELD ON
 PRINCIPAL                                                          DATE OF      STATED
   VALUE                         DESCRIPTION                        PURCHASE    MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
COMMERCIAL PAPER - 0.0%

             ELECTRIC UTILITIES - 0.0%
    275,000  Atlantic City Electric Co...........................    2.40%      01/02/19          274,963
             (Cost $274,981)                                                                -------------

             TOTAL INVESTMENTS - 99.0%....................................................    760,004,713
             (Cost $772,113,831) (e)
             NET OTHER ASSETS AND LIABILITIES - 1.0%......................................      7,655,863
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 767,660,576
                                                                                            =============


FUTURES CONTRACTS (See Note 2E - Futures Contracts in the Notes to Financial Statements):

                                                                                                             UNREALIZED
                                                                                                            APPRECIATION
                                                           NUMBER OF       EXPIRATION       NOTIONAL       (DEPRECIATION)/
FUTURES CONTRACTS                           POSITION       CONTRACTS         MONTH            VALUE             VALUE
---------------------------------------   ------------    ------------    ------------    -------------    ---------------
U.S. Treasury 10-Year Notes                  Short            15            Mar 2019      $  (1,830,234)   $       (40,664)
U.S. Treasury Ultra 10-Year Notes            Short            99            Mar 2019        (12,877,735)          (375,891)
                                                                                          -------------    ---------------
Total Futures Contracts                                                                   $ (14,707,969)   $      (416,555)
                                                                                          =============    ===============


Page 42                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018


-----------------------------

(a) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)   Floating or variable rate security.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2018, securities noted as such amounted to $21,345,105 or 2.8% of net assets.

(d) All or a portion of this security is segregated as collateral for open futures contracts.

(e) Aggregate cost for federal income tax purposes was $771,982,024. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $32,211,336 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $44,605,202. The net unrealized depreciation was $12,393,866. The amounts presented are inclusive of derivative contracts.

LIBOR London Interbank Offered Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2018         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $412,362,801     $412,362,801     $         --    $          --
Corporate Bonds and Notes*........................    308,990,705               --      308,990,705               --
Foreign Corporate Bonds and Notes*................     23,002,932               --       23,002,932               --
U.S. Government Bonds and Notes...................     15,373,312               --       15,373,312               --
Commercial Paper*.................................        274,963               --          274,963               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $760,004,713     $412,362,801     $347,641,912     $         --
                                                     ============     ============     ============     ============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2018         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Futures Contracts**...............................   $   (416,555)    $   (416,555)    $         --     $         --
                                                     ============     ============     ============     ============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation (depreciation) on futures contracts as reported in the Futures Contracts table. The current day's variation margin is presented on the Statements of Assets and Liabilities.


                        See Notes to Financial Statements                Page 43

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 39.1%

             CAPITAL MARKETS -- 39.1%
     23,620  First Trust Institutional Preferred Securities and Income ETF (a)............  $     430,829
      2,000  First Trust Low Duration Opportunities ETF (a)...............................        102,100
     71,300  First Trust Preferred Securities and Income ETF (a)..........................      1,279,835
     79,540  First Trust Senior Loan Fund (a).............................................      3,620,661
     32,470  First Trust Tactical High Yield ETF (a)......................................      1,456,279
        505  iShares 20+ Year Treasury Bond ETF...........................................         61,363
        280  iShares 7-10 Year Treasury Bond ETF..........................................         29,176
      6,789  iShares Floating Rate Bond ETF...............................................        341,894
     12,847  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      1,449,399
      8,100  iShares MBS ETF..............................................................        847,665
          1  Vanguard Mortgage-Backed Securities ETF......................................             51
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................      9,619,252
             (Cost $10,112,323)                                                             -------------

COMMON STOCKS -- 23.1%

             AEROSPACE & DEFENSE -- 0.3%
        422  Raytheon Co..................................................................         64,714
                                                                                            -------------
             BANKS -- 1.6%
      1,274  JPMorgan Chase & Co..........................................................        124,368
        568  M&T Bank Corp................................................................         81,298
      1,710  U.S. Bancorp.................................................................         78,147
      2,047  Webster Financial Corp.......................................................        100,897
                                                                                            -------------
                                                                                                  384,710
                                                                                            -------------
             BEVERAGES -- 0.7%
        661  Diageo PLC, ADR..............................................................         93,730
        783  PepsiCo, Inc.................................................................         86,506
                                                                                            -------------
                                                                                                  180,236
                                                                                            -------------
             BIOTECHNOLOGY -- 0.3%
        832  AbbVie, Inc..................................................................         76,702
                                                                                            -------------
             CAPITAL MARKETS -- 0.3%
        162  BlackRock, Inc...............................................................         63,637
                                                                                            -------------
             CHEMICALS -- 0.7%
        471  Ecolab, Inc..................................................................         69,402
        347  International Flavors & Fragrances, Inc......................................         46,592
        756  LyondellBasell Industries N.V., Class A......................................         62,869
                                                                                            -------------
                                                                                                  178,863
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
      2,441  Cisco Systems, Inc...........................................................        105,769
                                                                                            -------------
             CONSUMER FINANCE -- 0.3%
      1,094  Capital One Financial Corp...................................................         82,695
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
      2,164  Verizon Communications, Inc..................................................        121,660
                                                                                            -------------
             ELECTRIC UTILITIES -- 2.3%
        926  Alliant Energy Corp..........................................................         39,124
        555  American Electric Power Co., Inc.............................................         41,481
        332  Emera, Inc. (CAD)............................................................         10,630


Page 44                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
        639  Eversource Energy............................................................ $       41,561
      1,833  Exelon Corp..................................................................         82,668
      1,226  Fortis, Inc. (CAD)...........................................................         40,870
        464  NextEra Energy, Inc..........................................................         80,652
      3,641  OGE Energy Corp..............................................................        142,691
      1,300  PPL Corp.....................................................................         36,829
        825  Xcel Energy, Inc.............................................................         40,648
                                                                                            -------------
                                                                                                  557,154
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 0.3%
      1,124  Eaton Corp. PLC..............................................................         77,174
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
        864  CDW Corp.....................................................................         70,027
      1,239  TE Connectivity Ltd..........................................................         93,706
                                                                                            -------------
                                                                                                  163,733
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.8%
      1,538  Sysco Corp...................................................................         96,371
      1,102  Walmart, Inc.................................................................        102,651
                                                                                            -------------
                                                                                                  199,022
                                                                                            -------------
             GAS UTILITIES -- 0.4%
        106  Atmos Energy Corp............................................................          9,828
        221  New Jersey Resources Corp....................................................         10,093
      1,473  UGI Corp.....................................................................         78,585
                                                                                            -------------
                                                                                                   98,506
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
      1,500  Abbott Laboratories..........................................................        108,495
      2,176  Koninklijke Philips N.V......................................................         76,399
      1,097  STERIS PLC...................................................................        117,214
                                                                                            -------------
                                                                                                  302,108
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.7%
      1,497  CVS Health Corp..............................................................         98,083
        336  UnitedHealth Group, Inc......................................................         83,704
                                                                                            -------------
                                                                                                  181,787
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.8%
      1,747  Carnival Corp................................................................         86,127
        609  McDonald's Corp..............................................................        108,140
                                                                                            -------------
                                                                                                  194,267
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.3%
        527  Honeywell International, Inc.................................................         69,627
                                                                                            -------------
             INTERNET & DIRECT MARKETING RETAIL -- 0.3%
        774  Expedia Group, Inc...........................................................         87,191
                                                                                            -------------
             IT SERVICES -- 1.3%
        804  Accenture PLC, Class A.......................................................        113,372
      1,035  Fidelity National Information Services, Inc..................................        106,139
      9,737  Infosys Ltd., ADR............................................................         92,696
                                                                                            -------------
                                                                                                  312,207
                                                                                            -------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MACHINERY -- 0.3%
        466  Parker-Hannifin Corp.........................................................  $      69,499
                                                                                            -------------
             MULTI-UTILITIES -- 0.5%
        187  National Grid PLC, ADR.......................................................          8,972
      1,465  Public Service Enterprise Group, Inc.........................................         76,253
        171  Sempra Energy................................................................         18,500
        291  WEC Energy Group, Inc........................................................         20,155
                                                                                            -------------
                                                                                                  123,880
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 4.1%
        618  Chevron Corp.................................................................         67,232
      1,209  ConocoPhillips...............................................................         75,381
      7,327  Enbridge, Inc................................................................        227,723
      3,589  Equitrans Midstream Corp. (b)................................................         71,852
        924  Exxon Mobil Corp.............................................................         63,008
      8,390  Kinder Morgan, Inc...........................................................        129,038
        605  ONEOK, Inc...................................................................         32,640
      1,383  TOTAL S.A., ADR..............................................................         72,165
      5,891  TransCanada Corp.............................................................        210,309
      3,122  Williams (The) Cos., Inc.....................................................         68,840
                                                                                            -------------
                                                                                                1,018,188
                                                                                            -------------
             PHARMACEUTICALS -- 1.3%
        955  Eli Lilly & Co...............................................................        110,513
      1,494  Merck & Co., Inc.............................................................        114,157
        988  Novartis AG, ADR.............................................................         84,780
                                                                                            -------------
                                                                                                  309,450
                                                                                            -------------
             ROAD & RAIL -- 0.4%
        658  Union Pacific Corp...........................................................         90,955
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.3%
        322  Broadcom, Inc................................................................         81,878
                                                                                            -------------
             SOFTWARE -- 0.8%
      1,134  Microsoft Corp...............................................................        115,180
      2,603  Open Text Corp...............................................................         84,858
                                                                                            -------------
                                                                                                  200,038
                                                                                            -------------
             SPECIALTY RETAIL -- 0.4%
        543  Home Depot (The), Inc........................................................         93,298
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
        619  Apple, Inc...................................................................         97,641
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
      1,251  NIKE, Inc., Class B..........................................................         92,749
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      5,679,338
             (Cost $5,571,937)                                                              -------------


Page 46                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 11.6%

             DIVERSIFIED REITS -- 1.5%
      2,868  Liberty Property Trust.......................................................  $     120,112
        950  PS Business Parks, Inc.......................................................        124,450
      4,197  STORE Capital Corp...........................................................        118,817
                                                                                            -------------
                                                                                                  363,379
                                                                                            -------------
             HEALTH CARE REITS -- 1.0%
      1,632  National Health Investors, Inc...............................................        123,281
      3,601  Omega Healthcare Investors, Inc..............................................        126,575
                                                                                            -------------
                                                                                                  249,856
                                                                                            -------------
             HOTEL & RESORT REITS -- 0.8%
      4,482  Hospitality Properties Trust.................................................        107,030
      5,900  Xenia Hotels & Resorts, Inc..................................................        101,480
                                                                                            -------------
                                                                                                  208,510
                                                                                            -------------
             INDUSTRIAL REITS -- 1.4%
      4,296  Duke Realty Corp.............................................................        111,266
      1,841  Prologis, Inc................................................................        108,104
      4,533  STAG Industrial, Inc.........................................................        112,781
                                                                                            -------------
                                                                                                  332,151
                                                                                            -------------
             OFFICE REITS -- 0.8%
      2,719  Highwoods Properties, Inc....................................................        105,198
      1,279  SL Green Realty Corp.........................................................        101,143
                                                                                            -------------
                                                                                                  206,341
                                                                                            -------------
             RESIDENTIAL REITS -- 1.4%
      2,753  Apartment Investment & Management Co., Class A...............................        120,802
      1,283  Camden Property Trust........................................................        112,968
      1,217  Mid-America Apartment Communities, Inc.......................................        116,467
                                                                                            -------------
                                                                                                  350,237
                                                                                            -------------
             RETAIL REITS -- 1.9%
      2,660  National Retail Properties, Inc..............................................        129,037
      1,780  Realty Income Corp...........................................................        112,211
      9,948  Retail Properties of America, Inc., Class A..................................        107,936
        673  Simon Property Group, Inc....................................................        113,057
                                                                                            -------------
                                                                                                  462,241
                                                                                            -------------
             SPECIALIZED REITS -- 2.8%
        810  American Tower Corp..........................................................        128,134
      3,666  CubeSmart....................................................................        105,178
      2,004  CyrusOne, Inc................................................................        105,972
      1,073  Digital Realty Trust, Inc....................................................        114,328
      1,742  EPR Properties...............................................................        111,540
      1,358  Extra Space Storage, Inc.....................................................        122,872
                                                                                            -------------
                                                                                                  688,024
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      2,860,739
             (Cost $2,891,120)                                                              -------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 9.3%

             CHEMICALS -- 0.3%
      3,366  Westlake Chemical Partners, L.P..............................................  $      81,222
                                                                                            -------------
             GAS UTILITIES -- 0.4%
      2,384  AmeriGas Partners, L.P.......................................................         60,315
      1,252  Suburban Propane Partners, L.P...............................................         24,126
                                                                                            -------------
                                                                                                   84,441
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.6%
      3,556  NextEra Energy Partners, L.P.................................................        153,086
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 8.0%
      1,980  Alliance Resource Partners, L.P..............................................         34,333
      3,316  BP Midstream Partners, L.P...................................................         51,531
     13,763  Energy Transfer, L.P.........................................................        181,809
     17,995  Enterprise Products Partners, L.P............................................        442,497
      1,624  EQM Midstream Partners, L.P..................................................         70,238
      5,330  Holly Energy Partners, L.P...................................................        152,225
      5,143  Magellan Midstream Partners, L.P.............................................        293,459
      1,166  MPLX, L.P....................................................................         35,330
      3,362  Phillips 66 Partners, L.P....................................................        141,574
      5,144  Plains All American Pipeline, L.P............................................        103,086
      8,564  Shell Midstream Partners, L.P................................................        140,535
      6,335  TC PipeLines, L.P............................................................        203,480
      1,011  Valero Energy Partners, L.P..................................................         42,634
      1,272  Western Gas Equity Partners, L.P.............................................         35,272
        909  Western Gas Partners, L.P....................................................         38,387
                                                                                            -------------
                                                                                                1,966,390
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      2,285,139
             (Cost $2,508,865)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 9.3%

$    51,823  U.S. Treasury Inflation Indexed Bond (c)............    2.50%      01/15/29           59,035
     26,149  U.S. Treasury Inflation Indexed Bond (c)............    3.88%      04/15/29           33,243
     11,539  U.S. Treasury Inflation Indexed Bond (c)............    3.38%      04/15/32           14,824
     29,249  U.S. Treasury Inflation Indexed Bond (c)............    2.13%      02/15/40           34,452
     48,267  U.S. Treasury Inflation Indexed Bond (c)............    2.13%      02/15/41           57,122
     42,302  U.S. Treasury Inflation Indexed Bond (c)............    0.75%      02/15/42           38,475
     43,554  U.S. Treasury Inflation Indexed Bond (c)............    0.63%      02/15/43           38,269
     43,183  U.S. Treasury Inflation Indexed Bond (c)............    1.38%      02/15/44           44,682
     44,350  U.S. Treasury Inflation Indexed Bond (c)............    0.75%      02/15/45           39,754
     37,352  U.S. Treasury Inflation Indexed Bond (c)............    1.00%      02/15/46           35,492
     35,617  U.S. Treasury Inflation Indexed Bond (c)............    0.88%      02/15/47           32,766
     34,865  U.S. Treasury Inflation Indexed Bond (c)............    1.00%      02/15/48           33,108
     61,405  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/19           60,549
     16,580  U.S. Treasury Inflation Indexed Note (c)............    1.88%      07/15/19           16,532
     37,887  U.S. Treasury Inflation Indexed Note (c)............    1.38%      01/15/20           37,658
     89,624  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/20           87,642
     60,294  U.S. Treasury Inflation Indexed Note (c)............    1.25%      07/15/20           60,182
     68,433  U.S. Treasury Inflation Indexed Note (c)............    1.13%      01/15/21           68,135


Page 48                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES (CONTINUED)

$    77,886  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/21    $      75,778
     65,074  U.S. Treasury Inflation Indexed Note (c)............    0.63%      07/15/21           64,377
     74,743  U.S. Treasury Inflation Indexed Note (c)............    0.13%      01/15/22           72,569
     74,864  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/22           72,452
     73,674  U.S. Treasury Inflation Indexed Note (c)............    0.13%      07/15/22           71,577
     73,400  U.S. Treasury Inflation Indexed Note (c)............    0.13%      01/15/23           70,911
     79,406  U.S. Treasury Inflation Indexed Note (c)............    0.63%      04/15/23           78,123
     72,802  U.S. Treasury Inflation Indexed Note (c)............    0.38%      07/15/23           71,206
     72,611  U.S. Treasury Inflation Indexed Note (c)............    0.63%      01/15/24           71,500
     71,565  U.S. Treasury Inflation Indexed Note (c)............    0.13%      07/15/24           68,650
     83,274  U.S. Treasury Inflation Indexed Note (c)............    0.25%      01/15/25           79,771
     46,282  U.S. Treasury Inflation Indexed Note (c)............    2.38%      01/15/25           50,058
     78,908  U.S. Treasury Inflation Indexed Note (c)............    0.38%      07/15/25           76,126
     80,881  U.S. Treasury Inflation Indexed Note (c)............    0.63%      01/15/26           78,781
     37,584  U.S. Treasury Inflation Indexed Note (c)............    2.00%      01/15/26           40,127
     69,626  U.S. Treasury Inflation Indexed Note (c)............    0.13%      07/15/26           65,414
     74,325  U.S. Treasury Inflation Indexed Note (c)............    0.38%      01/15/27           70,702
     28,213  U.S. Treasury Inflation Indexed Note (c)............    2.38%      01/15/27           31,157
     69,261  U.S. Treasury Inflation Indexed Note (c)............    0.38%      07/15/27           65,750
     98,415  U.S. Treasury Inflation Indexed Note (c)............    0.50%      01/15/28           93,983
     62,766  U.S. Treasury Inflation Indexed Note (c)............    1.75%      01/15/28           66,701
     58,429  U.S. Treasury Inflation Indexed Note (c)............    0.75%      07/15/28           57,232
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      2,284,865
             (Cost $2,348,616)                                                              -------------


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 4.8%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
             Fannie Mae REMICS
          3     Series 1989-69, Class G..........................    7.60%      10/25/19                3
        142     Series 1989-82, Class G..........................    8.40%      11/25/19              144
        968     Series 1990-109, Class J.........................    7.00%      09/25/20              984
        499     Series 1992-24, Class Z..........................    6.50%      04/25/22              516
          8     Series 1992-44, Class ZQ.........................    8.00%      07/25/22                9
      1,507     Series 1993-1, Class KA..........................    7.90%      01/25/23            1,607
      1,076     Series 1993-62, Class E..........................    7.00%      04/25/23            1,141
        367     Series 1993-119, Class H.........................    6.50%      07/25/23              385
      2,563     Series 1993-178, Class PK........................    6.50%      09/25/23            2,711
      2,313     Series 1995-24, Class G..........................    6.50%      04/25/23            2,413
      1,726     Series 1999-56, Class Z..........................    7.00%      12/18/29            1,885
     32,461     Series 2002-9, Class MS, IO,
                   1 Mo. LIBOR x -1 + 8.10% (d)..................    5.59%      03/25/32            6,118
      1,424     Series 2002-67, Class PE.........................    5.50%      11/25/32            1,551
      4,368     Series 2002-90, Class A1.........................    6.50%      06/25/42            4,920
      3,433     Series 2003-14, Class AQ.........................    3.50%      03/25/33            3,456
      4,976     Series 2003-41, Class OA.........................    4.00%      05/25/33            5,042
     11,844     Series 2004-10, Class ZB.........................    6.00%      02/25/34           13,727
      1,142     Series 2004-92, Class S, IO,
                   1 Mo. LIBOR x -1 + 6.70% (d)..................    4.19%      08/25/34               14
         18     Series 2005-46, Class LW.........................    5.00%      06/25/20               18
      3,696     Series 2005-68, Class BC.........................    5.25%      06/25/35            3,724


                        See Notes to Financial Statements                Page 49

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Fannie Mae REMICS (Continued)
$       245     Series 2005-70, Class KJ.........................    5.50%      09/25/34    $         245
     15,612     Series 2005-79, Class NF, 1 Mo. LIBOR +
                   0.41% (e).....................................    2.92%      09/25/35           15,669
     45,274     Series 2007-10, Class Z..........................    6.00%      02/25/37           49,603
     36,905     Series 2009-78, Class VI, IO.....................    6.00%      02/25/39              170
     61,428     Series 2009-86, Class IP, IO.....................    5.50%      10/25/39           11,466
          1     Series 2011-38, Class AH.........................    2.75%      05/25/20                1
      2,437     Series 2012-35, Class PL.........................    2.00%      11/25/41            2,365
        894     Series 2013-14, Class QE.........................    1.75%      03/25/43              838
     50,715     Series 2013-31, Class NT.........................    3.00%      04/25/43           50,417
             Fannie Mae REMIC Trust
     13,947     Series 2007-W8, Class 1A5 (f)....................    6.39%      09/25/37           15,568
             Fannie Mae Trust
      4,929     Series 2004-W8, Class 3A.........................    7.50%      06/25/44            5,610
             FHLMC - GNMA
        295     Series 1993-5, Class HA..........................    7.50%      02/25/23              310
        726     Series 1994-27, Class D..........................    7.00%      03/25/24              776
             Freddie Mac REMICS
          8     Series 1988-23, Class F..........................    9.60%      04/15/20                8
        183     Series 1989-84, Class F..........................    9.20%      10/15/20              186
        677     Series 1991-1074, Class I........................    6.75%      05/15/21              681
        832     Series 1991-1078, Class GZ.......................    6.50%      05/15/21              841
        448     Series 1992-1250, Class J........................    7.00%      05/15/22              454
     13,342     Series 1992-1401, Class Q, 1 Mo. LIBOR +
                   0.60% (e).....................................    3.05%      10/15/22           13,456
     22,563     Series 1993-1487, Class P, IO,
                   1 Mo. LIBOR x -1 + 9.50% (d)..................    7.04%      03/15/23            2,154
      4,130     Series 1994-1673, Class FB, 10 Yr. U.S. Treasury
                   Yield Curve - 0.50% (e).......................    2.56%      02/15/24            4,129
        385     Series 1996-1807, Class G........................    9.00%      10/15/20              397
         62     Series 1996-1847, Class LL.......................    7.50%      04/15/26               68
     12,985     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            1,597
      3,132     Series 1999-2130, Class KB.......................    6.38%      03/15/29            3,421
     49,482     Series 1999-2174, Class PN.......................    6.00%      07/15/29           53,218
      9,798     Series 2001-2277, Class B........................    7.50%      01/15/31           11,336
        176     Series 2003-2559, Class PB.......................    5.50%      08/15/30              177
     52,000     Series 2003-2676, Class LL.......................    5.50%      09/15/33           57,264
     23,340     Series 2004-2768, Class PW.......................    4.25%      03/15/34           24,827
      6,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34            6,585
        253     Series 2005-2922, Class QE.......................    5.00%      05/15/34              254
        445     Series 2005-2958, Class QJ.......................    4.00%      04/15/20              444
     29,375     Series 2006-3114, Class GI, IO,
                   1 Mo. LIBOR x -1 + 6.60% (d)..................    4.14%      02/15/36            4,729
     39,981     Series 2006-3199, Class DS, IO,
                   1 Mo. LIBOR x -1 + 7.15% (d)..................    4.69%      08/15/36            6,809
     23,183     Series 2006-3237, Class CB.......................    5.50%      07/15/36           24,046
     11,823     Series 2010-3758, Class M........................    4.50%      10/15/38           12,070
      6,882     Series 2010-3775, Class KZ.......................    4.00%      08/15/25            6,928
      6,403     Series 2012-3994, Class AE.......................    1.63%      02/15/22            6,304
     20,784     Series 2013-4178, Class ZN.......................    3.50%      03/15/43           20,410
      1,271     Series 2013-4253, Class TD.......................    2.00%      07/15/40            1,266


Page 50                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Freddie Mac Strips
$    15,504     Series 1994-169, Class IO, IO....................    8.50%      03/01/23    $       1,713
             Government National Mortgage Association
     11,959     Series 1999-30, Class S, IO,
                   1 Mo. LIBOR x -1 + 8.60% (d)..................    6.14%      08/16/29              140
     33,299     Series 2002-92, Class PB.........................    5.50%      12/20/32           35,116
      8,148     Series 2006-16, Class OP, PO.....................     (g)       03/20/36            7,378
     55,000     Series 2007-35, Class NE.........................    6.00%      06/16/37           63,193
      6,391     Series 2009-29, Class TA.........................    4.50%      03/16/39            6,552
        452     Series 2009-81, Class PA.........................    5.50%      02/16/38              457
      3,589     Series 2009-102, Class MA........................    4.00%      06/16/39            3,616
      1,557     Series 2010-121, Class PQ........................    3.00%      02/20/39            1,554
     67,223     Series 2010-164, Class LE........................    3.00%      10/20/38           67,075
     25,819     Series 2011-136, Class GB........................    2.50%      05/20/40           25,397
     26,035     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43            5,429
                                                                                            -------------
                                                                                                  685,085
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 2.0%
             Federal Home Loan Mortgage Corporation
     16,164     Pool A47829......................................    4.00%      08/01/35           16,546
      7,291     Pool C01252......................................    6.50%      11/01/31            8,076
     55,491     Pool G01731......................................    6.50%      12/01/29           61,680
     31,547     Pool G06358......................................    4.00%      04/01/41           32,475
      3,161     Pool O20138......................................    5.00%      11/01/30            3,328
     20,046     Pool U90316......................................    4.00%      10/01/42           20,579
             Federal National Mortgage Association
     17,822     Pool 890383......................................    4.00%      01/01/42           18,334
     23,722     Pool AA9393......................................    4.50%      07/01/39           24,852
     24,794     Pool AD0659......................................    6.00%      02/01/23           25,581
     13,292     Pool AE0050......................................    5.50%      12/01/22           13,685
     27,274     Pool AL0791......................................    4.00%      02/01/41           28,057
     47,696     Pool AU4289......................................    4.00%      09/01/43           49,037
      7,238     Pool MA0561......................................    4.00%      11/01/40            7,446
     34,012     Pool MA1028......................................    4.00%      04/01/42           34,989
             Government National Mortgage Association
     10,605     Pool 3428........................................    5.00%      08/20/33           11,372
     16,191     Pool 3500........................................    5.50%      01/20/34           17,302
      8,165     Pool 3711........................................    5.50%      05/20/35            8,726
     27,513     Pool 667422......................................    5.00%      10/15/39           29,322
     11,763     Pool 706201......................................    5.50%      04/20/39           12,532
     14,835     Pool 736558......................................    5.00%      02/15/40           15,724
     26,220     Pool 759248......................................    4.00%      02/15/41           27,181
     18,365     Pool MA3525......................................    5.50%      03/20/46           19,844
                                                                                            -------------
                                                                                                  486,668
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................      1,171,753
             (Cost $1,188,762)                                                              -------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
MORTGAGE-BACKED SECURITIES -- 0.1%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
             Credit Suisse First Boston Mortgage Securities Corp.
$       276     Series 2004-4, Class 1A3.........................    5.75%      08/25/34    $         278
        594     Series 2004-6, Class 2A1.........................    4.75%      09/25/19              583
             MASTR Alternative Loan Trust
      1,397     Series 2004-10, Class 2A1........................    5.50%      10/25/19            1,408
        282     Series 2005-1, Class 5A1.........................    5.50%      01/25/20              285
             MASTR Asset Securitization Trust
      4,666     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            4,711
             RAAC Trust
        649     Series 2005-SP1, Class 2A1.......................    5.25%      09/25/34              651
             Structured Asset Mortgage Investments Trust
      7,694     Series 1999-1, Class 2A (h)......................    6.39%      06/25/29            7,573
             Structured Asset Securities Corp. Mortgage Pass-
               Through Certificates
        130     Series 2004-21XS, Class 2A6A (f).................    5.14%      12/25/34              129
             Wells Fargo Mortgage Backed-Securities Trust
        915     Series 2006-17, Class A4.........................    5.50%      11/25/21              908
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................         16,526
             (Cost $16,634)                                                                 -------------

ASSET-BACKED SECURITIES -- 0.0%

             AFC Home Equity Loan Trust
        119     Series 1997-4, Class 1A2, 1 Mo. LIBOR +
                   0.71 % (e)....................................    3.21%      12/22/27              119
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................            119
             (Cost $114)                                                                    -------------

U.S. TREASURY BILLS -- 0.1%

     26,000  U.S. Treasury Bill..................................     (g)       01/10/19           25,987
                                                                                            -------------
             TOTAL U.S. TREASURY BILLS....................................................         25,987
             (Cost $25,985)                                                                 -------------

             TOTAL INVESTMENTS -- 97.4%....................................................    23,943,718
             (Cost $24,664,356) (i)
             NET OTHER ASSETS AND LIABILITIES -- 2.6%......................................       649,486
                                                                                            -------------
             NET ASSETS -- 100.0%.......................................................... $  24,593,204
                                                                                            =============

-----------------------------


(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(d)   Inverse floating rate security.

(e)   Floating or variable rate security.

(f) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(g)   Zero coupon security.

(h) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.


Page 52                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2018

(i) Aggregate cost for federal income tax purposes is $24,748,301. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $623,466 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,428,049. The net unrealized depreciation was $804,583.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2018         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $  9,619,252     $  9,619,252     $         --     $         --
Common Stocks*....................................      5,679,338        5,679,338               --               --
Real Estate Investment Trusts*....................      2,860,739        2,860,739               --               --
Master Limited Partnerships*......................      2,285,139        2,285,139               --               --
U.S. Government Bonds and Notes...................      2,284,865               --        2,284,865               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................      1,171,753               --        1,171,753               --
Mortgage-Backed Securities........................         16,526               --           16,526               --
Asset-Backed Securities...........................            119               --              119               --
U.S. Treasury Bills...............................         25,987               --           25,987               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 23,943,718     $ 20,444,468     $  3,499,250     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 53

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 98.4%

             CAPITAL MARKETS - 98.4%
      8,626  First Trust BICK Index Fund (a)..............................................  $     211,855
     14,229  First Trust Brazil AlphaDEX(R) Fund (a)......................................        188,392
     13,506  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        662,064
     28,068  First Trust Dow Jones Internet Index Fund (a) (b)............................      3,274,413
     22,838  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        521,391
      4,729  First Trust Germany AlphaDEX(R) Fund (a).....................................        178,425
     47,637  First Trust Health Care AlphaDEX(R) Fund (a) (b).............................      3,280,760
     64,321  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................      3,686,880
     96,289  First Trust Mid Cap Growth AlphaDEX(R) Fund (a)..............................      3,490,476
     50,400  First Trust NASDAQ-100-Technology Sector Index Fund (a)......................      3,430,728
     24,995  First Trust NYSE Arca Biotechnology Index Fund (a) (b).......................      3,104,379
     85,143  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................      3,417,640
      4,374  First Trust Switzerland AlphaDEX(R) Fund (a).................................        191,844
     63,773  First Trust Technology AlphaDEX(R) Fund (a)..................................      3,351,271
     25,591  iShares Core U.S. Aggregate Bond ETF.........................................      2,725,186
     33,637  SPDR Blackstone/GSO Senior Loan ETF..........................................      1,503,574
     44,226  SPDR Bloomberg Barclays High Yield Bond ETF..................................      1,485,551
     32,214  SPDR Nuveen Bloomberg Barclays Municipal Bond ETF............................      1,550,138
     44,923  SPDR Portfolio Intermediate Term Corporate Bond ETF..........................      1,484,256
                                                                                            -------------
             TOTAL INVESTMENTS - 98.4%....................................................     37,739,223
             (Cost $40,500,415) (c)
             NET OTHER ASSETS AND LIABILITIES - 1.6%......................................        622,264
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  38,361,487
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes was $40,501,110. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $189,405 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,951,292. The net unrealized depreciation was $2,761,887.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2018         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 37,739,223     $ 37,739,223     $         --     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.


Page 54                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value - Unaffiliated....................................   $   760,004,713   $    17,054,014   $     8,748,705
Investments, at value - Affiliated......................................                --         6,889,704        28,990,518
Cash....................................................................         4,365,956           658,552           625,384
Receivables:
   Interest.............................................................         3,110,166            12,615                --
   Dividends............................................................           837,903            23,096             3,648
   Fund shares sold.....................................................           400,638            49,146            62,573
   From investment advisor..............................................                --            16,505            10,221
   Reclaim..............................................................                --             1,897                --
   Investment securities sold...........................................                --             1,115                --
Prepaid expenses........................................................             7,187               183               393
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       768,726,563        24,706,827        38,441,442
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment advisory fees.............................................           363,688                --                --
   12b-1 service fees (Class I).........................................           165,296             5,250             8,339
   Administrative service fees..........................................           132,248             4,220             6,686
   Accounting and administration fees...................................            91,572             7,586            13,426
   Custodian fees.......................................................            77,310             5,784             2,952
   Licensing fees.......................................................            63,030                --             9,864
   Variation margin.....................................................            52,266                --                --
   Shareholder reporting fees...........................................            37,712             9,410             4,604
   Audit and tax fees...................................................            29,324            51,206            23,131
   Fund shares redeemed.................................................            21,304             1,675                83
   Transfer agent fees..................................................            16,716             9,107             8,882
   Legal fees...........................................................             7,183               541               589
   Commitment fees......................................................             3,863             1,632                --
   Financial reporting fees.............................................               771                --               956
   Trustees' fees and expenses..........................................                33                54                52
   Investment securities purchased......................................                --            10,036                --
Other liabilities.......................................................             3,671             7,122               391
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................         1,065,987           113,623            79,955
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   767,660,576   $    24,593,204   $    38,361,487
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   747,165,491   $    25,396,481   $    40,370,305
Accumulated distributable earnings (loss)...............................        20,495,085          (803,277)       (2,008,818)
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   767,660,576   $    24,593,204   $    38,361,487
                                                                           ===============   ===============   ===============
Investments, at cost - Unaffiliated.....................................   $   772,113,831   $    17,334,404   $     8,921,264
                                                                           ===============   ===============   ===============
Investments, at cost - Affiliated.......................................   $            --   $     7,329,952   $    31,579,151
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   767,616,476   $    24,450,601   $    38,277,371
                                                                           ===============   ===============   ===============
NET ASSET VALUE, PER SHARE..............................................   $         12.82   $         10.17   $         10.45
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................        59,856,111         2,404,216         3,664,659
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $        44,100   $       142,603   $        84,116
                                                                           ===============   ===============   ===============
NET ASSET VALUE, PER SHARE..............................................   $         12.85   $         10.17   $         10.44
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................             3,432            14,025             8,054
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 55

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest................................................................   $    11,259,970   $        96,652   $        11,028
Dividends - Unaffiliated................................................         9,613,262           295,883           233,813
Dividends - Affiliated..................................................                --           287,772           136,767
Foreign withholding tax on dividend income..............................                --            (4,947)               --
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................        20,873,232           675,360           381,608
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................         4,535,210           129,893           109,493
12b-1 distribution and service fees (Class I)...........................         1,889,436            53,832            78,005
Administrative service fees.............................................         1,511,766            43,081            62,362
Accounting and administration fees......................................           464,326            28,024            52,498
Licensing fees..........................................................           247,220                --            31,284
Custodian fees..........................................................           196,407            25,843             7,601
Shareholder reporting fees..............................................           133,290            18,152            18,898
Transfer agent fees.....................................................           100,904            54,410            53,743
Legal fees..............................................................            62,660             2,120               785
Commitment fees.........................................................            44,591            18,126                --
Audit and tax fees......................................................            29,207            51,505            23,014
Trustees' fees and expenses.............................................            16,362            15,758            15,358
Financial reporting fees................................................             9,250                --             9,250
Other...................................................................            16,820            10,891               488
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................         9,257,449           451,635           462,779
   Fees waived and expenses reimbursed by the investment advisor........          (186,633)         (272,240)         (230,266)
                                                                           ---------------   ---------------   ---------------
Net expenses............................................................         9,070,816           179,395           232,513
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................        11,802,416           495,965           149,095
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated...........................................        32,446,525            63,335          (423,012)
   Investments - Affiliated.............................................                --           (26,495)        1,153,932
   Futures..............................................................         1,033,877                --                --
   Distribution of capital gains from investment companies..............                --                25                --
   Foreign currency transactions........................................                --              (422)               --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................        33,480,402            36,443           730,920
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated...........................................       (85,847,843)       (1,198,139)         (181,942)
   Investments - Affiliated.............................................                --          (448,765)       (4,966,749)
   Futures..............................................................          (510,735)               --                --
   Foreign currency translation.........................................                --                (2)               --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................       (86,358,578)       (1,646,906)       (5,148,691)
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................       (52,878,176)       (1,610,463)       (4,417,771)
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $   (41,075,760)  $    (1,114,498)  $    (4,268,676)
                                                                           ===============   ===============   ===============


Page 56                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2018        12/31/2017
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $   11,802,416    $    8,696,917
Net realized gain (loss).............................................................      33,480,402        30,010,337
Net change in unrealized appreciation (depreciation).................................     (86,358,578)       44,222,793
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................     (41,075,760)       82,930,047
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I..............................................................................     (13,489,067)
Class II.............................................................................          (1,119)
                                                                                       --------------
                                                                                          (13,490,186)
                                                                                       --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................                        (8,735,680)
Class II.............................................................................                            (1,899)
                                                                                                         --------------
                                                                                                             (8,737,579)
                                                                                                         --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................                       (33,516,612)
Class II.............................................................................                            (8,008)
                                                                                                         --------------
                                                                                                            (33,524,620)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................     (13,490,186)      (42,262,199)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................     142,387,501       163,541,447
Proceeds from shares reinvested......................................................      13,489,949        42,261,441
Cost of shares redeemed..............................................................     (71,173,469)      (52,916,753)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............      84,703,981       152,886,135
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................      30,138,035       193,553,983
NET ASSETS:
Beginning of period..................................................................     737,522,541       543,968,558
                                                                                       --------------    --------------
End of period........................................................................  $  767,660,576    $  737,522,541
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................                    $      160,172
                                                                                                         ==============


                        See Notes to Financial Statements                Page 57

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2018        12/31/2017
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      495,965    $      436,344
Net realized gain (loss).............................................................          36,443           360,846
Net change in unrealized appreciation (depreciation).................................      (1,646,906)          336,663
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................      (1,114,498)        1,133,853
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I..............................................................................        (516,531)
Class II.............................................................................          (2,977)
                                                                                       --------------
                                                                                             (519,508)
                                                                                       --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................                          (458,181)
Class II.............................................................................                            (4,071)
                                                                                                         --------------
                                                                                                               (462,252)
                                                                                                         --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................                           (53,156)
Class II.............................................................................                              (472)
                                                                                                         --------------
                                                                                                                (53,628)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................        (519,508)         (515,880)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      10,062,438         5,744,312
Proceeds from shares reinvested......................................................         516,827           512,743
Cost of shares redeemed..............................................................      (4,594,392)       (4,753,751)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       5,984,873         1,503,304
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................       4,350,867         2,121,277
NET ASSETS:
Beginning of period..................................................................      20,242,337        18,121,060
                                                                                       --------------    --------------
End of period........................................................................  $   24,593,204    $   20,242,337
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................                    $           --
                                                                                                         ==============


Page 58                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FIRST TRUST DORSEY WRIGHT
                                                                                           TACTICAL CORE PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2018        12/31/2017
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      149,095    $      119,964
Net realized gain (loss).............................................................         730,920           237,287
Net change in unrealized appreciation (depreciation).................................      (5,148,691)        2,196,600
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................      (4,268,676)        2,553,851
                                                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I..............................................................................        (155,085)
Class II.............................................................................            (618)
                                                                                       --------------
                                                                                             (155,703)
                                                                                       --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................                          (107,556)
Class II.............................................................................                              (444)
                                                                                                         --------------
                                                                                                               (108,000)
                                                                                                         --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................                          (204,003)
Class II.............................................................................                              (535)
                                                                                                         --------------
                                                                                                               (204,538)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................        (155,703)         (312,538)
                                                                                       --------------    --------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      24,115,334        11,844,556
Proceeds from shares reinvested......................................................         155,703           312,538
Cost of shares redeemed..............................................................      (4,021,112)       (2,272,459)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............      20,249,925         9,884,635
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................      15,825,546        12,125,948

NET ASSETS:
Beginning of period..................................................................      22,535,941        10,409,993
                                                                                       --------------    --------------
End of period........................................................................  $   38,361,487    $   22,535,941
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................                    $       12,014
                                                                                                         ==============


                        See Notes to Financial Statements                Page 59

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                          YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------------------------------
                                                2018              2017              2016              2015              2014
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    13.73        $    12.85        $    11.94        $    12.41        $    11.37
                                             ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.21              0.18              0.14              0.16              0.15
Net realized and unrealized gain (loss)....       (0.88)             1.54              1.25 (a)         (0.15)             0.99
                                             ----------        ----------        ----------        ----------        ----------
Total from investment operations...........       (0.67)             1.72              1.39              0.01              1.14
                                             ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.21)            (0.18)            (0.13)            (0.27)            (0.10)
Net realized gain..........................       (0.03)            (0.66)            (0.35)            (0.21)               --
                                             ----------        ----------        ----------        ----------        ----------
Total from distributions...................       (0.24)            (0.84)            (0.48)            (0.48)            (0.10)
                                             ----------        ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    12.82        $    13.73        $    12.85        $    11.94        $    12.41
                                             ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       (4.92)%           13.47%            11.74% (a)         0.09%            10.04%
                                             ==========        ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $  767,616        $  737,320        $  543,951        $  243,244        $  195,128
Ratio of total expenses to average net
   assets..................................        1.22%             1.23%             1.29%             1.34%             1.43%
Ratio of net expenses to average net
   assets..................................        1.20%             1.20%             1.20%             1.20%             1.20%
Ratio of net investment income (loss)
  to average net assets....................        1.56%             1.35%             1.29%             1.35%             1.40%
Portfolio turnover rate....................          76%               71%               96%               81%               65%


CLASS II SHARES
                                                                 YEAR ENDED DECEMBER 31,                               PERIOD
                                            ------------------------------------------------------------------         ENDED
                                                2018              2017              2016              2015         12/31/2014 (d)
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    13.75        $    12.87        $    11.95        $    12.43        $    11.63
                                             ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.25 (e)          0.14              0.19              0.17              0.14
Net realized and unrealized gain (loss)....       (0.88)             1.61              1.24 (a)         (0.14)             0.77
                                             ----------        ----------        ----------        ----------        ----------
Total from investment operations...........       (0.63)             1.75              1.43              0.03              0.91
                                             ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.24)            (0.21)            (0.16)            (0.30)            (0.11)
Net realized gain..........................       (0.03)            (0.66)            (0.35)            (0.21)               --
                                             ----------        ----------        ----------        ----------        ----------
Total from distributions...................       (0.27)            (0.87)            (0.51)            (0.51)            (0.11)
                                             ----------        ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    12.85        $    13.75        $    12.87        $    11.95        $    12.43
                                             ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       (4.60)%           13.75%            12.07% (a)         0.25%             7.82%
                                             ==========        ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $       44        $      202        $       17        $       16        $       11
Ratio of total expenses to average net
   assets..................................        0.97%             1.00%             1.04%             1.09%             1.21% (f)
Ratio of net expenses to average net
   assets..................................        0.95%             0.95%             0.95%             0.95%             0.95% (f)
Ratio of net investment income (loss)
  to average net assets....................        1.79%             1.88%             1.53%             1.64%             1.69% (f)
Portfolio turnover rate....................          76%               71%               96%               81%               65%

-----------------------------

(a) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(e)   Based on average shares outstanding.

(f)   Annualized.


Page 60                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                 YEAR ENDED DECEMBER 31,                               PERIOD
                                            ------------------------------------------------------------------         ENDED
                                                2018              2017              2016              2015         12/31/2014 (a)
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    10.89        $    10.54        $     9.86        $    10.39        $    10.00
                                             ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.23              0.24              0.20              0.19              0.07
Net realized and unrealized gain (loss)....       (0.71)             0.39              0.71             (0.53) (b)         0.39
                                             ----------        ----------        ----------        ----------        ----------
Total from investment operations...........       (0.48)             0.63              0.91             (0.34)             0.46
                                             ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.24)            (0.25)            (0.23)            (0.19)            (0.07)
Net realized gain..........................          --             (0.03)               --                --                --
                                             ----------        ----------        ----------        ----------        ----------
Total from distributions...................       (0.24)            (0.28)            (0.23)            (0.19)            (0.07)
                                             ----------        ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    10.17        $    10.89        $    10.54        $     9.86        $    10.39
                                             ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (c) (d).......................       (4.44)%            6.04%             9.27%            (3.24)% (b)        4.57%
                                             ==========        ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   24,451        $   20,083        $   17,965        $   12,257        $    6,894
Ratio of total expenses to average net
   assets (e)..............................        2.09%             2.17%             2.22%             2.60%             6.00% (f)
Ratio of net expenses to average net
   assets (e)..............................        0.83%             0.83%             0.83%             0.90%             1.20% (f)
Ratio of net investment income (loss)
   to average net assets...................        2.29%             2.24%             2.10%             2.17%             2.35% (f)
Portfolio turnover rate....................          40%               46%               46%               93%               15%


CLASS II SHARES
                                                                 YEAR ENDED DECEMBER 31,                               PERIOD
                                            ------------------------------------------------------------------         ENDED
                                                2018              2017              2016              2015         12/31/2014 (a)
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    10.88        $    10.54        $     9.86        $    10.39        $    10.00
                                             ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.26              0.27              0.20              0.24              0.04
Net realized and unrealized gain (loss)....       (0.70)             0.38              0.74             (0.55) (b)         0.43
                                             ----------        ----------        ----------        ----------        ----------
Total from investment operations...........       (0.44)             0.65              0.94             (0.31)             0.47
                                             ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.27)            (0.28)            (0.26)            (0.22)            (0.08)
Net realized gain..........................          --             (0.03)               --                --                --
                                             ----------        ----------        ----------        ----------        ----------
Total from distributions...................       (0.27)            (0.31)            (0.26)            (0.22)            (0.08)
                                             ----------        ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    10.17        $    10.88        $    10.54        $     9.86        $    10.39
                                             ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (c) (d).......................       (4.11)%            6.22%             9.53%            (3.01)% (b)        4.74%
                                             ==========        ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $      142        $      159        $      156        $      100        $      105
Ratio of total expenses to average net
   assets (e)..............................        1.83%             1.92%             1.99%             2.31%            14.44% (f)
Ratio of net expenses to average net
   assets (e)..............................        0.58%             0.58%             0.58%             0.67%             0.95% (f)
Ratio of net investment income (loss)
   to average net assets...................        2.49%             2.49%             2.34%             2.32%             0.54% (f)
Portfolio turnover rate....................          40%               46%               46%               93%               15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(f)   Annualized.


                        See Notes to Financial Statements                Page 61

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                        YEAR ENDED DECEMBER 31,                      PERIOD
                                            ------------------------------------------------         ENDED
                                                2018              2017              2016         12/31/2015 (a)
                                            ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    11.41        $     9.85        $     9.94        $    10.00
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.04              0.06              0.09              0.01
Net realized and unrealized gain (loss)....       (0.95)             1.66              0.01             (0.07)
                                             ----------        ----------        ----------        ----------
Total from investment operations...........       (0.91)             1.72              0.10             (0.06)
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.03)            (0.06)            (0.09)               --
Net realized gain..........................       (0.02)            (0.10)            (0.10)               --
                                             ----------        ----------        ----------        ----------
Total from distributions...................       (0.05)            (0.16)            (0.19)               --
                                             ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    10.45        $    11.41        $     9.85        $     9.94
                                             ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       (8.00)%           17.50%             0.95%            (0.60)%
                                             ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......   $  38,277        $   22,477        $   10,360        $    5,440
Ratio of total expenses to average net
   assets (d)..............................        1.40%             1.85%             2.13%            11.71% (e)
Ratio of net expenses to average net
   assets (d)..............................        0.74%             0.75%             0.83%             0.79% (e)
Ratio of net investment income (loss)
   to average net assets...................        0.48%             0.76%             0.98%             1.54% (e)
Portfolio turnover rate....................          70%               31%              265%               --%


CLASS II SHARES
                                                        YEAR ENDED DECEMBER 31,                      PERIOD
                                            ------------------------------------------------         ENDED
                                                2018              2017              2016         12/31/2015 (a)
                                            ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    11.40        $     9.83        $     9.95        $    10.00
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.07              0.10              0.11              0.01
Net realized and unrealized gain (loss)....       (0.95)             1.66             (0.02)            (0.06)
                                             ----------        ----------        ----------        ----------
Total from investment operations...........       (0.88)             1.76              0.09             (0.05)
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.06)            (0.09)            (0.11)               --
Net realized gain..........................       (0.02)            (0.10)            (0.10)               --
                                             ----------        ----------        ----------        ----------
Total from distributions...................       (0.08)            (0.19)            (0.21)               --
                                             ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    10.44        $    11.40        $     9.83        $     9.95
                                             ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       (7.77)%           17.94%             0.88%            (0.50)%
                                             ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $       84        $       59        $       50        $       50
Ratio of total expenses to average net
   assets (d)..............................       32.62%            46.41%            57.64%            37.40% (e)
Ratio of net expenses to average net
   assets (d)..............................        0.49%             0.50%             0.57%             0.51% (e)
Ratio of net investment income (loss)
   to average net assets...................        0.73%             0.93%             1.13%             0.86% (e)
Portfolio turnover rate....................          70%               31%              265%               --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.


Page 62                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively, the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated "BBB-" or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc., and those short-term debt securities rated "A3" or higher by Standard & Poor's Financial Services LLC, "F3" or higher by Fitch Ratings, Inc. or "Prime 3" or higher by Moody's Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in: investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the "Bond Index") and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite IndexSM. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.

First Trust Multi Income's primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") (collectively, "Depository Receipts"). The Fund may invest in equity securities issued by small, mid or large capitalization companies.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

First Trust Dorsey Wright's investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3) closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and investment income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the tax year ended December 31, 2018, have been reclassified at year end to reflect the following:

                                                           Accumulated          Accumulated
                                                          Net Investment        Net Realized
                                                          Income (Loss)         Gain (Loss)        Paid-in Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $       36,075       $      (36,075)      $           --
First Trust Multi Income                                         45,900              (45,816)                 (84)
First Trust Dorsey Wright                                       (24,239)              24,239                   --

Accumulated distributable earnings (loss) on the Statements of Assets and Liabilities consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.

The tax character of distributions paid by each Fund during the year ended December 31, 2018, was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $   12,292,691       $    1,197,495       $           --
First Trust Multi Income                                        519,508                   --                   --
First Trust Dorsey Wright                                       120,457               35,246                   --

The tax character of distributions paid by each Fund during the year ended December 31, 2017, was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $   26,821,760       $   15,440,439       $           --
First Trust Multi Income                                        462,252               53,628                   --
First Trust Dorsey Wright                                       145,137              167,401                   --

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                          Undistributed         Accumulated         Net Unrealized
                                                             Ordinary        Capital and Other       Appreciation
                                                              Income            Gain (Loss)         (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $    9,665,609       $   23,223,342       $  (12,393,866)
First Trust Multi Income                                         22,357              (21,051)            (804,583)
First Trust Dorsey Wright                                        15,619              737,450           (2,761,887)


I. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017 and 2018 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. As of December 31, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

During the taxable year ended December 31, 2018, the Funds had capital loss carryforwards in the following amounts:

                                                            Capital
                                                        Loss Available
                                                        ---------------
First Trust Dow Jones                                    $        --
First Trust Multi Income                                      21,051
First Trust Dorsey Wright                                         --


J. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

K. NEW ACCOUNTING PRONOUNCEMENT

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 "Premium Amortization on Purchased Callable Debt Securities," which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund's investments in other investment companies ("acquired fund fees and expenses"). The total of net expenses and acquired fund fees and expenses represents each Fund's total net annual operating expenses.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively, the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a subadvisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2020. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2020. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

The advisory fee waivers and expense reimbursements for the year ended December 31, 2018, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2018, are included in the table below.

                                    FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                          -------------------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED
                              FEES         EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                             WAIVED       REIMBURSED        2016           2017           2018         TOTAL
                          ------------   ------------   ------------   ------------   ------------   ----------
First Trust Dow Jones     $    186,633   $         --   $    338,513   $    203,355   $    186,633   $  728,501
First Trust  Multi Income      129,893         62,247        152,851        189,257        192,140      534,248
First Trust Dorsey Wright      109,493        120,773        157,770        199,184        230,266      587,220

During the year ended December 31, 2018, First Trust did not recover any fees that were previously waived or reimbursed.

First Trust has agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2020. During the year ended December 31, 2018, First Trust reimbursed First Trust Multi Income $80,100 of fees that are not subject to recovery.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Dow Jones', First Trust Multi Income's and First Trust Dorsey Wright's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones' and First Trust Multi Income's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2018               DECEMBER 31, 2017

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                     10,329,682    $142,354,467      12,209,439    $163,359,896
   Class II                         2,415          33,034          12,731         181,551
                             ------------    ------------    ------------    ------------
Total Sales                    10,332,097    $142,387,501      12,222,170    $163,541,447
                             ============    ============    ============    ============

Dividend Reinvestment:
   Class I                      1,031,910    $ 13,489,067       3,094,656    $ 42,252,292
   Class II                            68             882             667           9,149
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment     1,031,978    $ 13,489,949       3,095,323    $ 42,261,441
                             ============    ============    ============    ============

Redemptions:
   Class I                     (5,216,581)   $(70,989,205)     (3,937,247)   $(52,916,444)
   Class II                       (13,771)       (184,264)            (22)           (309)
                             ------------    ------------    ------------    ------------
Total Redemptions              (5,230,352)   $(71,173,469)     (3,937,269)   $(52,916,753)
                             ============    ============    ============    ============

Capital transactions for First Trust Multi Income were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2018               DECEMBER 31, 2017

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        935,128    $ 10,021,784         529,437    $  5,744,312
   Class II                         3,916          40,654              --              --
                             ------------    ------------    ------------    ------------
Total Sales                       939,044    $ 10,062,438         529,437    $  5,744,312
                             ============    ============    ============    ============

Dividend Reinvestment:
   Class I                         50,041    $    516,531          47,398    $    511,337
   Class II                            30             296             130           1,406
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment        50,071    $    516,827          47,528    $    512,743
                             ============    ============    ============    ============

Redemptions:
   Class I                       (425,750)   $ (4,546,268)       (437,125)   $ (4,750,415)
   Class II                        (4,510)        (48,124)           (305)         (3,336)
                             ------------    ------------    ------------    ------------
Total Redemptions                (430,260)   $ (4,594,392)       (437,430)   $ (4,753,751)
                             ============    ============    ============    ============

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

Capital transactions for First Trust Dorsey Wright were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2018               DECEMBER 31, 2017

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      2,028,796    $ 24,081,320       1,099,884    $ 11,844,556
   Class II                         2,825          34,014              --              --
                             ------------    ------------    ------------    ------------
Total Sales                     2,031,621    $ 24,115,334       1,099,884    $ 11,844,556
                             ============    ============    ============    ============

Dividend Reinvestment:
   Class I                         14,641    $    155,085          27,252    $    311,559
   Class II                            57             618              86             979
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment        14,698    $    155,703          27,338    $    312,538
                             ============    ============    ============    ============

Redemptions:
   Class I                       (348,389)   $ (4,020,869)       (209,529)   $ (2,272,459)
   Class II                           (20)           (243)             --              --
                             ------------    ------------    ------------    ------------
Total Redemptions                (348,409)   $ (4,021,112)       (209,529)   $ (2,272,459)
                             ============    ============    ============    ============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the year ended December 31, 2018, were as follows:

                                              PURCHASES               SALES
                                           ---------------       ---------------
First Trust Dow Jones                      $   556,435,623       $   480,051,938
First Trust Multi Income                        13,507,771             7,759,337
First Trust Dorsey Wright                       41,484,006            21,292,543

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the year ended December 31, 2018, were as follows:

                                              PURCHASES               SALES
                                           ---------------       ---------------
First Trust Dow Jones                      $    99,751,358       $    87,837,129
First Trust Multi Income                         1,109,836               823,276
First Trust Dorsey Wright                               --                    --


                           6. DERIVATIVE TRANSACTIONS

The following table presents the type of derivatives held by First Trust Dow Jones at December 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of December 31, 2018.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest rate risk   Unrealized appreciation                    Unrealized depreciation
                                  on futures contracts*         $       --   on futures contracts*         $  416,555

* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day's variation margin is reported within the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2018, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION
----------------------------------------------------------------------------------
INTEREST RATE RISK EXPOSURE

Net realized gain (loss) on futures                                   $  1,033,877
Net change in unrealized appreciation (depreciation) on futures           (510,735)

During the year ended December 31, 2018, the notional value of futures contracts opened and closed were $72,780,886 and $83,243,340, respectively.

First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.

                           7. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at December 31, 2018, and for the year then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED
                         SHARES AT    VALUE AT                                APPRECIATION     REALIZED     VALUE AT      DIVIDEND
SECURITY NAME           12/31/2018   12/31/2017    PURCHASES      SALES      (DEPRECIATION)   GAIN (LOSS)  12/31/2018      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust
   Institutional
   Preferred
   Securities and
   Income ETF                23,620  $        --  $   488,125  $    (22,159) $       (34,235) $      (902) $   430,829  $     19,291
First Trust Low
   Duration
   Opportunities ETF          2,000        3,668      482,823      (384,518)             215          (88)     102,100           513
First Trust Preferred
   Securities and
   Income ETF                71,300    1,186,193      565,726      (350,897)        (133,003)      11,816    1,279,835        60,564
First Trust Senior
   Loan Fund                 79,540    2,763,251    1,477,965      (421,240)        (188,595)     (10,720)   3,620,661       128,611
First Trust Tactical
   High Yield ETF            32,470    1,179,765      814,726      (418,464)         (93,147)     (26,601)   1,456,279        78,793
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $ 5,132,877  $ 3,829,365  $ (1,597,278) $      (448,765) $   (26,495) $ 6,889,704  $    287,772
                                     ===========  ===========  ============  ===============  ===========  ===========  ============


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


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2018, and for the year then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED
                         SHARES AT    VALUE AT                                APPRECIATION     REALIZED     VALUE AT      DIVIDEND
SECURITY NAME           12/31/2018   12/31/2017    PURCHASES      SALES      (DEPRECIATION)   GAIN (LOSS)  12/31/2018      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust BICK Index
   Fund                       8,626  $   108,141  $   139,309  $     (2,953) $       (33,233) $       591  $   211,855  $      3,288
First Trust Brazil
   AlphaDEX(R) Fund          14,229           --      202,445            --          (14,053)          --      188,392         3,443
First Trust Chindia
   ETF                           --      108,306      125,231      (200,111)         (20,918)     (12,508)          --         1,379
First Trust Developed
   Markets ex-US
   AlphaDEX(R) Fund          13,506      389,688      436,165       (10,557)        (156,404)       3,172      662,064        10,369
First Trust Dow Jones
   Internet Index Fund       28,068    2,029,044    1,827,173      (557,862)        (255,608)     231,666    3,274,413            --
First Trust Emerging
   Markets AlphaDEX(R)
   Fund                      22,838      265,731      346,185        (7,296)         (85,966)       2,737      521,391        13,149
First Trust Germany
   AlphaDEX(R) Fund           4,729      113,686      120,617        (3,109)         (53,740)         971      178,425         2,486
First Trust Health
   Care AlphaDEX(R)
   Fund                      47,637           --    3,744,449            --         (463,689)          --    3,280,760            --
First Trust
   Industrials/
   Producer Durables
   AlphaDEX(R) Fund              --    2,050,972    1,826,012    (3,685,074)        (303,445)     111,535           --        13,648
First Trust Large Cap
   Growth AlphaDEX(R)
   Fund                      64,321    2,242,246    2,007,865      (171,003)        (436,515)      44,287    3,686,880        10,527
First Trust Mid Cap
   Core AlphaDEX(R)
   Fund                          --    2,231,742      827,195    (3,200,436)        (321,927)     463,426           --         9,383
First Trust Mid Cap
   Growth AlphaDEX(R)
   Fund                      96,289           --    4,355,731      (122,402)        (748,575)       5,722    3,490,476         1,993
First Trust Nasdaq
   Bank ETF                      --    2,026,277    1,579,408    (3,419,538)        (217,162)      31,015           --        27,476
First Trust NASDAQ-100-
   Technology Sector
   Index Fund                50,400    2,006,766    1,927,763      (202,921)        (376,098)      75,218    3,430,728        24,478
First Trust NYSE Arca
   Biotechnology Index
   Fund                      24,995           --    3,908,715            --         (804,336)          --    3,104,379            --
First Trust Small Cap
   Growth AlphaDEX(R)
   Fund                      85,143    2,165,861    2,144,738      (539,834)        (516,000)     162,875    3,417,640         2,513
First Trust Switzerland
   AlphaDEX(R) Fund           4,374      108,841      119,821        (2,933)         (34,633)         748      191,844         2,718
First Trust Technology
   AlphaDEX(R) Fund          63,773    1,906,897    1,776,101      (239,757)        (124,447)      32,477    3,351,271         9,917
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $17,754,198  $27,414,923  $(12,365,786) $    (4,966,749) $ 1,153,932  $28,990,518  $    136,767
                                     ===========  ===========  ============  ===============  ===========  ===========  ============


                             8. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to Contract owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2018

than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

During the year ended December 31, 2018, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the "Commitment fees" line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2018.

                              10. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST VARIABLE INSURANCE
TRUST:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Variable Insurance Trust (the "Trust"), comprising the First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, and First Trust Dorsey Wright Tactical Core Portfolio (the "Funds"), as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the First Trust Variable Insurance Trust as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE TRUST             FINANCIAL HIGHLIGHTS
First Trust/Dow Jones Dividend & Income          For the years ended December 31, 2018, 2017, 2016, 2015, and 2014
Allocation Portfolio Class I

First Trust/Dow Jones Dividend & Income          For the years ended December 31, 2018, 2017, 2016, 2015 and the
Allocation Portfolio Class II                    period from May 1, 2014 (commencement of operations) through
                                                 December 31, 2014

First Trust Multi Income Allocation              For the years ended December 31, 2018, 2017, 2016, 2015 and the
Portfolio                                        period from May 1, 2014 (commencement of operations) through
                                                 December 31, 2014

First Trust Dorsey Wright Tactical Core          For the years ended December 31, 2018, 2017, 2016, and the period
Portfolio                                        period from October 30, 2015 (commencement of operations)
                                                 through December 31, 2015


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 13, 2019

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose each Fund's holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of each Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2018, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                      DIVIDENDS RECEIVED DEDUCTION
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio                     37.66%
   First Trust Multi Income Allocation Portfolio                                    20.14%
   First Trust Dorsey Wright Tactical Core Portfolio                                 0.00%

For the year ended December 31, 2018, the amount of long-term capital gain distributions designated by the Funds which are taxable at the applicable taxable gains rates for federal income tax purposes were:

                                                                  LONG-TERM CAPITAL GAIN DISTRIBUTIONS
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio             $   1,197,495
   First Trust Multi Income Allocation Portfolio                                       --
   First Trust Dorsey Wright Tactical Core Portfolio                               35,246


                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend &

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

BANK LOAN RISKS. Certain of the Funds invest in bank loans. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these senior floating loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the senior floating rate loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in senior floating rate loan may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks elsewhere in this report, including liquidity risk and the risk of investing in below grade fixed income instruments.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.

CONVERTIBLE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.

However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RATE RISK. Certain of the ETFs in which certain of the Funds invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

DEPOSITORY RECEIPTS RISK. Certain of the Funds invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. Certain of the Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. Certain of the Funds invest in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Certain of the Funds hold equity securities. The value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

EXCHANGE-TRADED FUND ("ETF") RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. Certain of the ETFs in which certain of the Funds invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy.

The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. Certain of the Funds invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

HIGH YIELD SECURITIES RISK. Certain of the Funds invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the overthe-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by certain of the Funds may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX REBALANCE RISK. Pursuant to the methodology that First Trust Dorsey Wright Tactical Core Portfolio's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Such ETFs may be removed from the underlying index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.

LIQUIDITY RISK. The Funds may be subject to the risks of investing in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

MANAGEMENT RISK. Certain of the Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. Certain of the Funds invest in Master Limited Partnerships ("MLP's). Investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. On March 15, 2018, the Federal Energy Regulatory Commission ("FERC") changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP's business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

MORTGAGE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may hold mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which certain of the Funds invest may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Certain of the Funds invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which certain of the Funds invest, invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Certain of the Funds invest in Real Estate Investment Trusts ("REITs"), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. Certain of the Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. Certain of the Funds and certain of the ETFs in which certain of the Funds invest, invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. Certain of the Funds invest in Treasury Inflation Protected Securities ("TIPs"). TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.


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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                  THE FIRST TRUST   DIRECTORSHIPS
           NAME,                  AND YEAR FIRST                                                   FUND COMPLEX    HELD BY TRUSTEE
     YEAR OF BIRTH AND              ELECTED OR                  PRINCIPAL OCCUPATIONS               OVERSEEN BY      DURING PAST
  POSITION WITH THE TRUST            APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term        Physician, Officer, Wheaton Orthopedics;         161       None
(1951)                                                 Limited Partner, Gundersen Real Estate
                              o Since Trust Inception  Limited Partnership (June 1992 to
                                                       December 2016); Member, Sportsmed
                                                       LLC (April 2007 to November 2015)

Thomas R. Kadlec, Trustee     o Indefinite Term        President, ADM Investor Services, Inc.           161       Director of ADM
(1957)                                                 (Futures Commission Merchant)                              Investor Services,
                              o Since Trust Inception                                                             Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee      o Indefinite Term        President, Hibs Enterprises (Financial and       161       Director of Trust
(1956)                                                 Management Consulting)                                     Company of
                              o Since Trust Inception                                                             Illinois

Niel B. Nielson, Trustee      o Indefinite Term        Senior Advisor (August 2018 to Present),         161       Director of
(1954)                                                 Managing Director and Chief Operating                      Covenant
                              o Since Trust Inception  Officer (January 2015 to August 2018),                     Transport, Inc.
                                                       Pelita Harapan Educational Foundation                      (May 2003 to
                                                       (Educational Products and Services);                       May 2014)
                                                       President and Chief Executive Officer
                                                       (June 2012 to September 2014), Servant
                                                       Interactive LLC (Educational Products and
                                                       Services); President and Chief Executive
                                                       Officer (June 2012 to September 2014),
                                                       Dew Learning LLC (Educational Products
                                                       and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee    o Indefinite Term        Chief Executive Officer, First Trust             161       None
and Chairman of the Board                              Advisors L.P. and First Trust Portfolios
(1955)                        o Since Trust Inception  L.P.; Chairman of the Board of Directors,
                                                       BondWave LLC (Software Development
                                                       Company) and Stonebridge Advisors LLC
                                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.


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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)

                             POSITION AND               TERM OF OFFICE
     NAME AND                   OFFICES                  AND LENGTH OF                        PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                    SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief           o Indefinite Term         Managing Director and Chief Financial Officer
(1966)                Executive Officer                                       (January 2016 to Present), Controller (January 2011
                                                    o Since January 2016      to January 2016), Senior Vice President (April 2007
                                                                              to January 2016), First Trust Advisors L.P. and First
                                                                              Trust Portfolios L.P.; Chief Financial Officer
                                                                              (January 2016 to Present), BondWave LLC
                                                                              (Software Development Company) and
                                                                              Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief              o Indefinite Term         Senior Vice President (July 2016 to Present),
(1972)                Financial Officer and Chief                             Vice President (April 2012 to July 2016), First
                      Accounting Officer            o Since January 2016      Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief           o Indefinite Term         General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                           First Trust Portfolios L.P.; Secretary and General
                                                    o Since Trust Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                              Advisors LLC

Daniel J. Lindquist   Vice President                o Indefinite Term         Managing Director, First Trust Advisors L.P. and
(1970)                                                                        First Trust Portfolios L.P.
                                                    o Since Trust Inception

Kristi A. Maher       Chief Compliance Officer      o Indefinite Term         Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary       o Since Trust Inception   and First Trust Portfolios L.P.

Roger F. Testin       Vice President                o Indefinite Term         Senior Vice President, First Trust Advisors L.P.
(1966)                                              o Since Trust Inception   and First Trust Portfolios L.P.

-----------------------------

(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


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PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2018 (UNAUDITED)


First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017


                                                                         Page 87


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                      This Page Left Blank Intentionally.


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FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                        Stonebridge Advisors LLC
10 Wright Street                                   10 Westport Road, Suite C101
Westport, CT 06880                                 Wilton, CT 06897


ADMINISTRATOR, FUND
ACCOUNTANT, & CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME            FIRST TRUST DORSEY WRIGHT
   ALLOCATION PORTFOLIO                               TACTICAL CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO      Brown Brothers Harriman & Co.
The Bank of New York Mellon                        50 Post Office Square
240 Greenwich Street                               Boston, MA 02110
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,750 for the fiscal year ended December 31, 2017 and $90,750 for the fiscal year ended December 31, 2018.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $12,175 for the fiscal year ended December 31, 2017 and $12,175 for the fiscal year ended December 31, 2018.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      Tax Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      Tax Fees (Investment Sub-Adviser) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      (d) All Other Fees (Registrant) -- The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

         All Other Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      All Other Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

      All Other Fees (Investment Sub-Adviser) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2017 were $12,175 for the registrant, $44,000 for the registrant's investment adviser, $63,400 for the registrant's distributor and $3,000 for the registrant's investment sub-adviser, and for the fiscal year ended December 31, 2018 were $12,175 for the registrant, $48,190 for the registrant's investment adviser, $80,310 for the registrant's distributor and $3,000 for the registrant's investment sub-adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.


ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Variable Insurance Trust
                   -----------------------------------------

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 13, 2019
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 13, 2019
     -------------------

By (Signature and Title)                /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 13, 2019
     -------------------